UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08549

Oak Associates Funds

(Exact name of registrant as specified in charter)

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Address of principal executive offices) (Zip code)

Charles A. Kiraly

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Oak Investment Philosophy

Oak Associates, ltd., advisor to the Oak Associates Funds, has been managing concentrated, low-turnover portfolios for over 30 years.

We appreciate the many long-term shareholders who invest alongside us in the Oak Associates Funds. Oak Associates employees, as well as their friends and families, maintain significant investments in the Funds. As fellow shareholders, we have a vested interest in ensuring that the highest standards are maintained and that the portfolios are positioned for future growth. Here is our approach to investing.

Long-term focus
To us, the appeal of an investment is driven by the long-term fundamentals of the company and its opportunity set, rather than short-term trading factors. We believe that this long-term mindset is increasingly valuable in today’s short-term oriented market.

Concentrated portfolios
We construct our portfolios with our best ideas, which means that our favorite stock ideas aren’t diluted by investments in less-favored positions. Academic studies have shown that managers gave up performance because they failed to concentrate in their best ideas. Concentration takes discipline, conviction and experience. We continue to adhere to a strategy of concentrated portfolios.

Low turnover
When we invest in a company, we do so with the intention of holding that stock for several years, not a few quarters. Low turnover can have the effect of minimizing trading costs as well as tempering the natural human instinct to act upon every data point.

Independent thinking
Being a good investor often requires not doing what the rest of the market is doing. While it’s difficult to go against the crowd – because as humans we are physiologically wired to herd – we believe that long-term outperformance requires it. One benefit of being located in Akron, Ohio (aside from being a great place to live), is that we are removed from the financial centers in other areas of the country, minimizing our chances of being swept up by the herd mentality. We value independent thinking and believe it is beneficial to our investment perspective.

The value of a Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to a limited number of underlying investments, funds that invest a signification portion of their assets in particular industry sectors or concentrated funds that focus on a particular industry or group of industries are more susceptible to the price movements of any one holding or industry and thus are generally more volatile than a portfolio invested in a wider variety of industries or industry sectors.

TABLE of CONTENTS

Shareholder Letter	1
Performance Update
White Oak Select Growth Fund	6
Pin Oak Equity Fund	9
Rock Oak Core Growth Fund	11
River Oak Discovery Fund	13
Red Oak Technology Select Fund	15
Black Oak Emerging Technology Fund	17
Live Oak Health Sciences Fund	19
Important Disclosures	21
Disclosure of Fund Expenses	23
Financial Statements
Schedules of Investments	25
Statements of Assets and Liabilities	45
Statements of Operations	47
Statements of Changes in Net Assets	49
Financial Highlights	53
Notes to Financial Statements	57
Report of Independent Registered Public Accounting Firm	68
Additional Information	69

Shareholder Letter

November 30, 2018

Dear Fellow Shareholder:

With the passage of The Tax Cuts and Jobs Act, and the continuation of strong incremental pretax corporate profit margins, corporate profits surged in 2018. Stock prices rose more modestly than did profits, meaning price/earnings multiples contracted. This is not surprising, as the market looks ahead, and discounted the news of the fatter profits in advance. So why did stock multiples contract? There are a couple of plausible explanations. One is that the market grew increasingly concerned about United States trade policy - specifically toward China. Each side has imposed tariffs on imports from the other nation, a game of tit for tat that has shown no sign of ending. As we have written about on numerous occasions, this burgeoning trade war concerns us, as it threatens to upend the economic status quo – a status quo that has been characterized by booming corporate profits that were created to a significant degree by the ability of American companies to take advantage of global supply chains and also to move production offshore. Analysts or reporters sometimes publish simple calculations that indicate a small impact of tariffs on economic output. These are dangerously misleading, as they fail to account for all the effects of such policy.

Another possible drag on stock returns over the past year was rising interest rates. As the economy has expanded and inflation has edged higher, the Federal Reserve has raised short-term lending rates, which acts as a headwind on economic growth. In addition, the rise in longer-term rates such as those on mortgages has not only made home purchases more expensive but has acted as a disincentive for homeowners to trade up, as one would have to switch from a mortgage that was likely locked in at a much lower rate to one based on higher prevailing rates. This lack of home turnover has deprived the economy of a natural lubricant.

So given the escalating tariffs and rising interest rates, the market has begun pricing in a reasonable chance of recession. We don’t know how the trade war will play out, but the market’s response to all this seems rational.

Fortunately, before the market sold off and defense and stability came back into favor, Oak made some minor shifts in that direction in some of the funds. This consisted primarily of adding to healthcare, which looked attractive to us. This helped us better weather the autumn correction.

Another noteworthy development during the year was the continued outperformance of “growth” (companies that are growing sales or earnings at high rates) versus “value” (companies that trade at low valuations). Since the beginning of 2017 there has been a large gap in returns between the two groups, though growth gave back a chunk of this in October. In fact, growth stocks have had the upper hand for the

1	1-888-462-5386 | www.oakfunds.com

Shareholder Letter

better part of ten years, an unusual state of affairs given the superior long-term record of value stocks. We do have some large positions in growth stocks, but on the whole the strength in growth probably hurt us on a relative basis over the past year.

It is interesting to look at returns for the ten years ending October 31, as the starting point is the middle of the 2008 financial crisis. For our three largest funds....

Red Oak’s ten-year cumulative return was 529.68%, versus 380.56% for the Lipper Science & Technology Funds Average. White Oak’s cumulative return was 292.79%, versus 246.68% for the S&P 500 and 276.68% for the Lipper Large-Cap Growth Funds Average. Pin Oak returned 371.46%, versus 207.67% for the Lipper Multi-Cap Core Funds Average and 250.02% for the Russell 3000® Total Return Index. Clearly those that stuck with stocks and resisted the urge to sell during the crisis were rewarded over the long run. Given the different starting point, we expect returns for the next ten years to be much lower.

In large part due to these strong returns, our funds have garnered strong interest from new investors. This goes against the recent industry trend of money flowing away from active managers like Oak and toward passive products like index funds. We are grateful for your business and appreciative of the confidence you have placed in us. You may be interested in visiting our website, www.oakfunds.com, which was re-launched in 2018. It is a good resource for Oak commentaries and recent news.

Best regards,

Mark Oelschlager, CFA
Co-Chief Investment Officer and Portfolio Manager

All investing involves risk. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an Investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Visit www.oakfunds.com/Funds/Performance.aspx for standardized performance, including performance data current to the most recent month-end. The commentary above and later where it appears in this report, is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Annual Report | October 31, 2018	2

HIGHLIGHTS from the 2018 FISCAL YEAR

October 31, 2017 to October 31, 2018 (Unaudited)

November 2017	Investopedia highlighted Red Oak Technology Select among “top technology mutual fund picks for 2017” (“Top 4 Technology Mutual Funds for 2017,” by Sheila Olson). November 16, 2017.
December 2017	Zacks Equity Research profiled Red Oak Technology Select in its article, “Is Red Oak Technology Select (ROGSX) a Strong Mutual Fund Pick Right Now?” December 27, 2017.
February 2018

In “The Journal Report,” the Wall Street Journal’s monthly review of mutual funds, Rock Oak Core Growth appeared in ‘Category Kings,’ ranking among top funds in its peer group for year-to-date total return through January 31, according to Lipper. February 5, 2018.

Financial Planning listed Red Oak Technology Select in its slide show of “Top-performing stock funds since 2008 financial crisis.” Red Oak was the 18th-best performer among stock funds with at least $500 million, for the 10 year period. By Lee Conrad and Andrew Shilling. February 21, 2018.

Lipper Fund Awards 2018 – For the second year in a row, Lipper recognized Red Oak Technology Select for its Consistently Strong Risk-Adjusted Performance for 10 years as of 11/30/2017 among 104 Science and Technology Funds at the Lipper Awards Ceremony on February 27, 2018.

Oak Associates was pleased to report lower expense ratios for all seven Funds, as of the October 31, 2017 Annual Report. Each fund is now operating at its lowest expense ratio in ten years (or more). Of particular note, the three largest funds (White Oak, Pin Oak and Red Oak) have expenses below 1.00%.

HIGHLIGHTS from the 2018 FISCAL YEAR

October 31, 2017 to October 31, 2018 (Unaudited)

March 2018

In the annual funds review in the March issue of Kiplinger’s Personal Finance, Red Oak Technology Select appeared ranked among top-10 sector funds for five years through December 31, according to Morningstar. (“Winners, Winners, Winners: U.S. stocks posted stellar results, but foreign stocks did even better,” p. 56, by Anne Kates Smith).

Robert Stimpson was quoted about Cognizant Technology Solutions in USA Today’s lead article in the Money section, “From Apple to Lockheed Martin, 9 Stocks to Splurge On This Spring” (page 1B, by Adam Shell). March 16, 2018.

CNBC.com profiled Pin Oak Equity: “Manager of this market-beating fund finds success despite not being a ‘gunslinger’ like his dad” by Fred Imbert. March 27, 2018.

On March 28, Oak Associates Funds introduced the newly designed oakfunds.com. The site was re-launched with the goal of enhancing our investors’ online experience.

April 2018

MarketWatch profiled Pin Oak Equity in “The Secret to Being a Better Investor.” Highlights included: “Everybody cares what other people think. But if you care less about that, you [may] have an advantage in the market.” and “Key winning personality traits you need to beat the markets: Be indifferent to what others think; be unemotional about investing; be humble.” - Mark Oelschlager, Portfolio Manager of Pin Oak Equity and Co-Chief Investment Officer of Oak Associates.

Red Oak Technology Select Fund (ROGSX) was named to Charles Schwab’s Mutual Fund OneSource Select List™ and Schwab’s Mutual Fund Select List Advisor Edition™ for the second quarter of 2018.

May 2018

In “The Journal Report,” the Wall Street Journal’s monthly review of mutual funds, Rock Oak Core Growth appeared in ‘Category Kings,’ ranking among top funds in its peer group for year-to-date total return through April 30, according to Lipper. May 7, 2018.

Red Oak Technology Select was among recommendations by CFRA (the Center for Financial Research & Analysis) in the ETF Trends article (“Energy and Tech are not Necessarily Oil and Water in a Fund,” by Todd Rosenbluth). May 16, 2018.

HIGHLIGHTS from the 2018 FISCAL YEAR

October 31, 2017 to October 31, 2018 (Unaudited)

July 2018

Barron’s profiled Mark Oelschlager and Pin Oak Equity Fund, writing, “Mark Oelschlager, the manager of Oak Associates’ Pin Oak Equity Fund, has shown he can be a good shepherd in good times and bad. The $246.4 million fund, which has earned a five-star rating from Morningstar, is ranked No.1 in its large blend category for the past 10 and 15 years, and has outperformed both its peers and the S&P 500 for the past three, five, 10, and 15 years. The no-load fund charges annual fees of 0.97%.” (“Alphabet, H&R Block, and 4 Other Stocks for Turbulent Times” by Teresa Rivas.”) July 30, 2018.

Red Oak Technology Select Fund (ROGSX) was named to Charles Schwab’s Mutual Fund OneSource Select List™ and Schwab’s Mutual Fund Select List Advisor Edition™ for the third quarter of 2018.

August 2018

Forbes listed Red Oak Technology Select and Pin Oak Equity in “Choose These Mutual Funds If They Are Available In Your 401(k) Plan” by Ken Kam. Excerpt: “Choose The Manager Not The Fund... Morningstar’s mutual fund database returned 17 no-load mutual funds that are still open to new investors and whose managers have been at the helm for 10 years, long enough to prove their skill. All have outperformed the S&P 500’s 10 year return of 10.61% and their category benchmark by enough of a margin to make a difference to investors.” August 2, 2018.

Financial Planning listed Red Oak Technology Select in its slide show of “Top-performing active funds since the financial crisis.” Red Oak was the 12th-best performer for 10 years among actively-managed stock funds with at least $250 million in assets and initial investment minimums of $100, 000 or lower. By Andrew Shilling and Maddy Perkins. August 8, 2018.

October 2018

Barron’s quoted Robert Stimpson in its article “Dow Tumbles 180 Points Because the Jobs Report Is Really an Inflation Gauge,” by Teresa Rivas. October 5, 2018.

Red Oak ranked #8 among active funds for three years with a 21.89% average annual return in Financial Planning’s list, according to Morningstar Direct (“Top-performing active mutual funds over 3 years,” Andrew Shilling). October 24, 2018.

READ MORE AT WWW.OAKFUNDS.COM

White Oak Select Growth Fund

James D. Oelschlager Co-Chief Investment Officer & Portfolio Manager Mark W. Oelschlager, CFA Co-Chief Investment Officer & Portfolio Manager Robert D. Stimpson, CFA Portfolio Manager

White Oak Select Growth Fund (the “Fund”) gained 9.46% for the fiscal year ended October 31, 2018, while the S&P 500 Index returned 7.35% and the Lipper Large-Cap Growth Funds Average returned 9.59%. For the last ten years, the Fund’s cumulative return was 292.79%, versus 246.68% for the S&P 500.

US stocks had a solid year as tax reform took the baton from loose monetary policies to drive stocks higher. Shares of companies characterized as growth stocks disproportionately outperformed during the fiscal year. As the economic expansion ages, companies which can grow earnings and revenues often receive a scarcity premium. The Federal Reserve progressed on its path to raise short-term interest rates as it seeks to normalize the tools in its financial arsenal in preparation for the next recession. For now, it appears the interest rate hikes are not due to any tangible threat of inflation, but more a removal of the quantitative easing lingering from the 2008 sub-prime crisis. The Fed’s mandate is to promote employment and prevent inflation. With unemployment at a historically low level less than 4% and few signs of inflation, the Fed’s actions appear consistent with a desire to prepare for future battles rather than curtail the current expansion.

Tax reform added a boost to equities due to the ability to repatriate foreign profits at lower rates and fewer tax brackets. The reforms increase the probability of additional return of capital to shareholders through dividends or buybacks. They also help keep profit margins up and allow for additional expansion, investment, or higher wages. Consumer sentiment has remained healthy throughout the year and GDP growth at 3.5% is considered a healthy level. One area of weakness is housing, where higher rates have affected some markets and the homebuilding stocks. But longer-term, the supply and demand for new homes and household creation should support the sector. Housing remains a key area of the economy as it represents a significant asset on the consumer’s balance sheet.

As the economic expansion has aged, the Fund has broadened its sector exposure bets with financials, technology and health care carrying similar weights. Financials tend to benefit from higher interest rates, particularly when the consumer is healthy and lending standards are improving. Yet in this cycle, the flattening of the yield curve has hampered the group. This overhang is likely to abate as rates normalize.

Within the Fund, the best performing holding was Express Scripts. The pharmacy benefits management company rose 58%. The largest contributor to returns was online retailing giant Amazon.com. Amazon.com was up 44% during the year as it continues to transform commerce and successfully expand into related areas such as cloud services, digital content and home automation.

State Street Corporation was the worst performing stock in the Fund. Financials tend to benefit from a rising interest rate environment, but this cycle the sector has been hampered by the flattening of the yield curve which narrows the interest rate spread important to margins.

Annual Report | October 31, 2018	6

White Oak Select Growth Fund

Looking to 2019, a resolution to the Chinese trade dispute would be a positive for stocks. As it stands, the uncertainty of the disagreement is affecting corporations’ decisions about supply chains and investment which have been a main driver of record high profit margins. A failure to resolve the disagreement and avoid a large trade war could hurt equity prices. Fortunately, the President knows this and needs both the economy and the stock market healthy in advance of the 2020 election cycle. The Federal Reserve has also suggested its willingness to be accommodative to the economy and pause rate increases if needed.

Overall, the interest rate environment remains low and corporations continue to demonstrate fiscal restraint that tends to benefit shareholders.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

7	1-888-462-5386 | www.oakfunds.com

White Oak Select Growth Fund	Performance Update

All data below as of October 31, 2018 (Unaudited)

Fund Data
Ticker	WOGSX
Share Price	$89.55
Total Net Assets	$318.0M
Portfolio Turnover	14%

Sector Allocation^
Information Technology	26.9%
Financials	22.2%
Health Care	21.0%
Consumer Discrectionary	12.2%
Communication Services	11.9%
Consumer Staples	2.4%
Cash & Other Assets	3.4%

Top 10 Holdings^
1.	Alphabet, Inc.	9.9%
2.	Amazon.com, Inc.	9.6%
3.	Cisco Systems, Inc.	7.8%
4.	Charles Schwab Corporation (The)	6.6%
5.	Amgen, Inc.	6.5%
6.	KLA-Tencor Corporation	5.2%
7.	Pfizer, Inc.	5.1%
8.	Xilinx, Inc.	5.1%
9.	U.S. Bancorp	4.3%
10.	TCF Financial Corporation	3.4%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
White Oak Select Growth Fund	9.46%	12.01%	11.76%	14.66%
S&P 500® Total Return Index[1]	7.35%	11.52%	11.34%	13.24%
Lipper Large-Cap Growth Funds Average[2]	9.59%	11.70%	11.82%	14.07%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2018): 0.97%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2018): 0.93%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 18 and 19 for additional disclosure.

Annual Report | October 31, 2018	8

Pin Oak Equity Fund

Mark W. Oelschlager, CFA
Co-Chief Investment Officer

& Portfolio Manager

Pin Oak Equity Fund (the “Fund”) returned 5.75% for the fiscal year ended October 31, 2018, while the Russell 3000® Total Return Index returned 6.60% and the Lipper Multi-Cap Core Funds Average returned 3.43%. For the last ten years, the Fund’s cumulative return was 371.46%, versus 250.02% for the Russell and 207.67% for the Lipper. This was the tenth consecutive fiscal year of positive returns for the Fund, a streak sure to end at some point.

The strength of growth and momentum stocks that started in 2017 continued into 2018. This was a headwind for the Fund’s relative performance, as, with a few exceptions, we tend to favor stocks with lower embedded expectations. Despite this, the Fund held its own for the year. More significantly, the long-term relative performance is far above that of our peers and the benchmark. We are long-term investors - and we prefer to be judged that way.

In the last month of the fiscal year, the growth and momentum trade suddenly reversed as the market sold off. The Fund held up slightly better than the market during this correction.

During the year, as valuations and economic risks both rose, we continued to gradually reduce risk by trimming exposure to economically sensitive areas and adding to more defensive ones. One of the defensive sectors, healthcare, has been an area of emphasis for us recently, as the market has priced in what we believe are relatively bearish scenarios for many of the pharmaceutical and biotech companies. This sets up the opportunity for outperformance if things play out there better than the market expects.

As mentioned, the net effect of the changes during the year was to give the Fund more stability/defensiveness, but it also resulted in a more diversified portfolio. The changes were not dramatic, and we do maintain large exposure to the financials sector and select areas within technology, both of which are economically sensitive, but a more balanced portfolio seems prudent at a time in which there are fewer obvious market dislocations.

Leaders during the year included media company Twenty-First Century Fox, which reached an agreement to sell some of its properties to Disney; Internet conglomerate IAC/Interactive, whose online dating service continues to grow; and specialty pharmaceutical company Teva, which demonstrated progress in its turnaround effort under its new CEO.

Laggards included apparel company Hanesbrands, who lost a large contract with a major retailer; e-commerce facilitator eBay, who saw rising competition in its core business; and private-label credit card purveyor Synchrony Financial, which lost a large contract to a major retailer.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

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Pin Oak Equity Fund	Performance Update

All data below as of October 31, 2018 (Unaudited)

Fund Data
Ticker	POGSX
Share Price	$66.18
Total Net Assets	$260.9M
Portfolio Turnover	12%

Sector Allocation^
Financials	28.5%
Information Technology	15.8%
Health Care	14.8%
Communication Services	13.6%
Consumer Discrectionary	11.7%
Energy	4.6%
Consumer Staples	4.5%
Materials	1.0%
Industrials	0.1%
Cash & Other Assets	5.4%

Top 10 Holdings^
1.	Alphabet, Inc.	6.6%
2.	Bank of New York Mellon Corporation (The)	5.0%
3.	Charles Schwab Corporation (The)	4.7%
4.	PepsiCo, Inc.	4.5%
5.	Paychex, Inc.	4.4%
6.	Twenty-First Century Fox, Inc. - Class B	4.1%
7.	GlaxoSmithKline plc - ADR	3.8%
8.	Valero Energy Corporation	3.7%
9.	KLA-Tencor Corporation	3.4%
10.	Capital One Financial Corporation	3.2%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Pin Oak Equity Fund	5.75%	10.79%	11.04%	16.77%
Russell 3000® Total Return Index[1]	6.60%	11.27%	10.81%	13.35%
Lipper Multi-Cap Core Funds Average[2]	3.43%	8.66%	8.36%	11.78%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2018): 0.97%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2018): 0.95%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Russell Investments is the source and owner of the Russell Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 18 and 19 for additional disclosure.

Annual Report | October 31, 2018	10

Rock Oak Core Growth Fund

Robert D. Stimpson, CFA
 Portfolio Manager

Rock Oak Core Growth Fund (the “Fund”) gained 12.15% for the fiscal year ended October 31, 2018, while the S&P 500® Index returned 7.35% and the Lipper Multi-Cap Growth Funds Average returned 7.71%. Over the last ten years, the Fund has gained 13.19% per year on average.

The fiscal year 2018 saw US stocks driven by a handful of large-cap growth stocks. As the economic expansion aged and geopolitical risks increased, investors favored companies characterized by their ability to grow earnings despite the prospects of a slowing economy. Tax reform in early 2018 also boosted stocks as lower taxes support higher profit margins, incremental investment, and additional return on capital to shareholders through dividends and buybacks. With the Federal Reserve determined to reset the Fed Funds rate to a normalized level and remove the loose monetary conditions that helped support the economy since the 2008 sub-prime crisis, stocks welcomed the additional stimulus that tax relief provides while the Fed withdraws quantitative easing.

During the fiscal year, the Federal Reserve methodically raised Fed Funds rates by 1% to 2.25%, the highest level in a decade. The Central Bank was able to raise the short-term lending rate due to continued strong economic data and the perception the stimulus provided by low interest rates could be withdrawn. National unemployment has fallen below 4%, an 18-year low, and tangible evidence the economy has been robust. Given the Fed’s dual mandate to promote full-employment and thwart inflation, the Fed walks a fine line between job growth and inflation tied to a tight labor market and rising prices. For now, there appears to be sufficient slack in the economy to raise interest rates with historically low unemployment rates. As it had in 2017, a rising interest rate environment and potential of slower economic growth disproportionally benefited the large-cap growth sector of the market. Companies that demonstrate the ability to grow sales or earnings in a slowing economy often obtain a premium as economic prospects narrow. This cycle was no exception.

The Fund’s best performing stock was NetApp Inc., which rose 79%. The storage network company benefited from the proliferation of flash-based storage devices and growth in the firm’s cloud data analytics platform. Netflix was the Fund’s second best performer. The online media company climbed 56% due to subscriber growth and successful content creation.

The Fund’s largest laggard was hard-drive maker Western Digital, which fell 50% despite its low valuation. The company’s stock suffered from ongoing weakness in memory and disc drive prices.

Going forward, the Fund remains focused on seeking companies with strong earnings prospects that have also demonstrated a commitment to creation of shareholder value. The outlook for US stocks remains attractive due to the low inflation, stable growth environment and prudent financial discipline which support company fundamentals.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

11	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	Performance Update

All data below as of October 31, 2018 (Unaudited)

Fund Data
Ticker	RCKSX
Share Price	$17.02
Total Net Assets	$20.4M
Portfolio Turnover	14%

Sector Allocation^
Information Technology	41.2%
Health Care	13.7%
Consumer Discrectionary	12.4%
Communication Services	10.6%
Financials	7.3%
Energy	4.9%
Industrials	3.0%
Consumer Staples	2.7%
Cash & Other Assets	4.2%

Top 10 Holdings^
1.	Baidu, Inc. - ADR	4.0%
2.	CA, Inc.	4.0%
3.	Amazon.com, Inc.	3.7%
4.	Alliance Data Systems Corporation	3.6%
5.	F5 Networks, Inc.	3.5%
6.	NetApp, Inc.	3.4%
7.	Cognizant Technology Solutions Corporation - Class A	3.2%
8.	Gilead Sciences, Inc.	3.2%
9.	TAL Education Group - ADR	3.2%
10.	Ralph Lauren Corporation	3.1%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Rock Oak Core Growth Fund	12.15%	13.99%	10.50%	13.19%
S&P 500® Total Return Index[1]	7.35%	11.52%	11.34%	13.24%
Lipper Multi-Cap Growth Funds Average[2]	7.71%	10.72%	10.10%	13.68%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2018): 1.50%/1.25%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2018): 1.32%/1.25%

The Adviser has contractually agreed through February 28, 2019, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding interest, taxes, brokerage commissions and “Acquired Fund” Fees and Expenses, as applicable) to an annual rate of not more than 1.25% of average daily net assets. This contractual waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 18 and 19 for additional disclosure.

Annual Report | October 31, 2018	12

River Oak Discovery Fund

Robert D. Stimpson, CFA
Portfolio Manager

River Oak Discovery Fund (the “Fund”) lost 3.82% for the fiscal year ended October 31, 2018, while the Russell 2000 Growth Index rose 4.13%. Over the last ten years, the Fund has gained 11.56% per year on average.

For the fiscal year 2018, US stocks initially rallied on sweeping tax reform. Lower corporate tax brackets and the ability to repatriate foreign profits can boost margins, enable expansion, generate new investment, and create the potential for addition return of capital to shareholders. As the year progressed, volatility rose due to political rhetoric, concerns over trade policy, and interest rate hikes at the hands of the Federal Reserve. The prospects of rising rates and growing risks pushed investors to congregate into more growth-oriented companies, which tend to outperform as the economy slows. The ability to drive earnings and revenue growth becomes a scarce attribute as the potential for a slower economic expansion develops and investors reward those companies that grow revenue strongly, regardless of valuation.

As the large-cap growth stocks represent a high percentage of the top 10 holdings of popular benchmark indices, the overall performance of the market is masked by the strength in these stocks. As a result, the market is somewhat weaker than the headline numbers indicate. Small-cap stocks also underperformed their large-cap brethren not only due to the dominance of growth stocks within the popular indices, but due to the high risk aversion that often hampers smaller companies.

Unemployment remains low - under 4% - a level that breeds concerns over wage inflation in a tight labor market and the potential for higher rates to thwart economic overheating. GDP growth at 3.5% is a healthy rate and is above the quarterly run rate for 2017. Given the solid economic numbers, it remains likely the Fed will continue on course and raise the Fed Funds rate in several additional 25 basis point increments as it seeks to rearm its toolkit and withdraw quantitative easing. During the fiscal year, the Fed raised rates by a full 1% to 2.25%, the highest level in a decade.

The Fund’s strongest performer this fiscal year was Boston Beer Company, which rose 72%. American Public Education was the Fund’s second best performing holding, rising 59%. The for-profit education company recovered from poor perception of the sector following scandals at competitors and concern over government-backed student loan growth. As these concerns have waned, the sector has recovered strongly and its value proposition of providing alternative educations paths to working individuals and non-traditional student populations appears intact.

The Fund’s worst performing stock was Advanced Energy Industries. The company, which provides power conversion and control systems for the semiconductor industry, fell 49% on concerns over its customer diversification and the industry’s exposure to Chinese factories. President Trump’s administration is set on rewriting the trade policy with China and the rhetoric and uncertainty is weighing on specific sectors.

Looking to 2019, we feel the domestic focus of small-cap stocks is an attractive attribute when considering the weakness in international markets, the strong dollar, and trade risks. The Fund is committed to seeking out niche companies with a strong commitment to creation of shareholder value.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

13	1-888-462-5386 | www.oakfunds.com

River Oak Discovery Fund	Performance Update

All data below as of October 31, 2018 (Unaudited)

Fund Data
Ticker	RIVSX
Share Price	$15.88
Total Net Assets	$13.0M
Portfolio Turnover	43%

Sector Allocation^
Information Technology	33.0%
Financials	18.5%
Consumer Discretionary	14.4%
Health Care	13.5%
Consumer Staples	6.0%
Industrials	4.6%
Materials	4.1%
Communication Services	1.1%
Cash & Other Assets	4.8%

Top 10 Holdings^
1.	Boston Beer Company, Inc. (The) - Class A	6.1%
2.	Adtalem Global Education, Inc.	4.6%
3.	Assurant, Inc.	4.5%
4.	Aaron's, Inc.	4.3%
5.	Mercer International, Inc.	4.1%
6.	AllianceBernstein Holding, L.P.	4.1%
7.	Kulicke & Soffa Industries, Inc.	4.0%
8.	SolarEdge Technologies, Inc.	4.0%
9.	Cirrus Logic, Inc.	3.9%
10.	KEMET Corporation	3.9%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
River Oak Discovery Fund	-3.82%	6.83%	5.53%	11.56%
Russell 2000® Growth Total Return Index[1]	4.13%	10.72%	8.75%	13.89%
Lipper Small-Cap Growth Funds Average[2]	10.11%	12.22%	8.72%	14.05%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2018): 1.40%/1.35%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2018): 1.50%/1.35%

The Adviser has contractually agreed through February 28, 2019, to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses (excluding interest, taxes, brokerage commissions and “Acquired Fund” Fees and Expenses, as applicable) to an annual rate of not more than 1.35% of average daily net assets. This contractual fee waiver may only be terminated subject to approval by the Board of Trustees of the Trust.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Russell Investments is the source and owner of the Russell Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 18 and 19 for additional disclosure.

Annual Report | October 31, 2018	14

Red Oak Technology Select Fund

Mark W. Oelschlager, CFA
Co-Chief Investment Officer
& Portfolio Manager

Red Oak Technology Select Fund (the “Fund”) returned 11.56% for the fiscal year ended October 31, 2018, while the S&P 500® Equal Weight Information Technology Index (the “Index”) returned 8.36% and the Lipper Science & Technology Funds Average returned 5.78%. For the last ten years, the Fund’s cumulative return was 529.68%, versus 483.42% for the Index and 380.56% for the Lipper Science & Technology Funds Average.

For the better part of the last two years, the growth (and momentum) style has been in favor, while value has been out of favor. This has generallly boosted technology stocks, most of which fall into the former category. That said, the Fund’s approach leans toward value, which means we have faced a bit of a headwind recently in competing with our peers. Given this, we are pleased with our outperformance versus other tech funds for the last year. Of course, we believe the long-term results are far more meaningful.

Relative performance aside, as detailed in the first paragraph the absolute returns in technology stocks for the last ten years are staggering. Much of this is due to the starting point: the depths of the 2008 financial crisis. It’s an important reminder that when there is blood in the streets, those that buy, or stay invested, tend to be rewarded.

But the strong run in tech stocks was propelled by other factors as well. The role of technology in our lives continues to grow, which has driven sales higher for those that design the semiconductors, software, and related equipment that power these new products. In addition, there are a handful of large companies (such as Google and Facebook) that have built platforms that make it difficult for others to compete and that also are very scalable, meaning it doesn’t require a lot of additional investment to accommodate more business. Finally, the sector has been the biggest beneficiary of the globalization of supply chains. The ability of companies to pay someone else to manufacture products or to provide the necessary inputs has pushed profit margins higher – and allowed them to remain high for longer than many investors expected - which of course has been good for stock prices.

The Fund’s strongest performer for the year was storage and data management provider NetApp, which is benefiting from the build-out of the cloud. Other standout performers included Internet conglomerate IAC/Interactive, whose online dating service continues to grow, and e-commerce behemoth Amazon, who surprised investors with strong profitability.

Hard-drive company Western Digital was the worst laggard, as it struggled with the transition to solid-state drives. Other poor performers were enterprise tech company IBM, which is attempting to transition its business by acquiring open source software provider Red Hat, and semiconductor company Skyworks Solutions, as sales growth decelerated from 2017.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

15	1-888-462-5386 | www.oakfunds.com

Red Oak Technology Select Fund	Performance Update

All data below as of October 31, 2018 (Unaudited)

Fund Data
Ticker	ROGSX
Share Price	$26.90
Total Net Assets	$544.2M
Portfolio Turnover	9%

Sector Allocation^
Information Technology	75.8%
Communication Services	15.8%
Consumer Discrectionary	6.3%
Cash & Other Assets	2.1%

Top 10 Holdings^
1.	Alphabet, Inc.	8.6%
2.	Microsoft Corporation	5.5%
3.	Apple, Inc.	5.1%
4.	Cisco Systems, Inc.	5.0%
5.	Red Hat, Inc.	4.9%
6.	Intel Corporation	4.8%
7.	Amazon.com, Inc.	4.5%
8.	Facebook, Inc. - Class A	4.0%
9.	Oracle Corporation	3.8%
10.	VMware, Inc. - Class A	3.7%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Red Oak Technology Select Fund	11.56%	21.06%	17.59%	20.20%
S&P 500® Equal Weight Information Technology Index[1]	8.36%	19.64%	18.30%	19.29%
Lipper Science & Technology Funds Average[2]	5.78%	16.38%	14.97%	16.75%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2018): 0.96%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2018): 0.94%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 18 and 19 for additional disclosure.

Annual Report | October 31, 2018	16

Black Oak Emerging Technology Fund

Robert D. Stimpson, CFA

Portfolio Manager

Black Oak Emerging Technology Fund (the “Fund”) gained 8.12% during the fiscal year ended October 31, 2018, while the S&P 500® Equal Weighted Technology Index and the Lipper Science & Technology Funds Average returned 5.78%. Over the last ten years, the Fund has gained 14.14% per year on average.

Technology stocks had a good 2018. Driven by strong corporate profits, optimism over the potential return of capital to shareholders, and a preference for growth sectors, US tech stocks led the market higher. The gains were most pronounced in the large-cap stocks, particularly in the growth space. As the economic expansion has aged, and with the Federal Reserve raising interest rates, companies characterized by the ability to grow revenue when the economy is slowing have found favor with investors. These large-cap, blue chip tech growth stocks also dominate most market indexes, skewing the performance of the indexes relative to the broader market and their small-cap peers.

In general, stocks have enjoyed the low-inflation, slow growth environment and thrived despite the prospects of higher short-term interest rates. The path to normalized short-term rates has begun and is beginning to show its effects on areas of the economy, such as housing. But GDP growth remains healthy at 3.5% and unemployment has fallen below 4%, an 18-year low.

President Trump’s protectionist position on trade remains a concern and will be something to monitor going forward. Having reached new trade deals with Mexico and Canada, the administration seems committed to a tougher stance with China. The uncertainty, particularly for tech companies with extensive supply chains in China such as the semiconductor and consumer electronics companies, hangs over the industry.

The Fund’s top performing stock for the year was Fortinet, a cyber security company, which rose 108%. Cyber attacks are only increasing in the digital economy and protecting networks, consumer information, and digital assets are a top spending priority. Storage networking company Netapp was the second best performing holding, at a 79% gain. Demand for its cloud based services and memory products has been strong.

The Fund’s worst performing stock was Netease Inc., a Chinese gaming and social media company. The stock has fallen on concerns over the domestic Chinese economy and changes to the approval process for new video games. The effects a trade war and the rising dollar might wreak on the mainland economy have also affected most US-listed Chinese ADRs. While understandable, the Chinese government will stimulate its economy and has already expressed support for the domestic-centric industries.

Going forward, the Fund will continue to seek opportunities within technology companies exposed to emerging niches, with solid earnings prospects, and that are trading at favorable valuations.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

17	1-888-462-5386 | www.oakfunds.com

Black Oak Emerging Technology Fund	Performance Update

All data below as of October 31, 2018 (Unaudited)

Fund Data
Ticker	BOGSX
Share Price	$5.30
Total Net Assets	$36.8M
Portfolio Turnover	19%

Sector Allocation^
Information Technology	75.6%
Communication Services	10.7%
Health Care	5.4%
Financials	2.3%
Cash & Other Assets	6.0%

Top 10 Holdings^
1.	Apple, Inc.	8.3%
2.	NetApp, Inc.	5.5%
3.	Citrix Systems, Inc.	4.5%
4.	Baidu, Inc. - ADR	4.2%
5.	F5 Networks, Inc.	4.2%
6.	Fortinet, Inc.	4.1%
7.	DXC Technology Company	4.0%
8.	Illumina, Inc.	3.9%
9.	Salesforce.com, inc.	3.7%
10.	CA, Inc.	3.4%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Black Oak Emerging Technology Fund	8.12%	12.81%	11.30%	14.14%
S&P 500® Equal Weight Information Technology Index[1]	8.36%	19.64%	18.30%	19.29%
Lipper Science & Technology Funds Average[2]	5.78%	16.38%	14.97%	16.75%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2018): 1.16%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2018): 1.11%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 18 and 19 for additional disclosure.

Annual Report | October 31, 2018	18

Live Oak Health Sciences Fund

Mark W. Oelschlager, CFA
Co-Chief Investment Officer & Portfolio Manager

Live Oak Health Sciences Fund (the “Fund”) returned 7.68% for the fiscal year ended October 31, 2018, while the S&P 500® Health Care Index (the “Index”) returned 11.28% and the Lipper Health & Biotechnology Funds Average returned 9.36%. For the last ten years, the Fund’s cumulative return was 280.95%, versus 299.21% for the Index and 348.90% for the Lipper Health & Biotechnology Funds Average.

One of the themes in healthcare over the past year has been disruption. Amazon received pharmacy licenses in some states and acquired an online pharmacy, which spooked some parts of the sector. In addition, Amazon, JP Morgan and Berkshire Hathaway have teamed up to try to lower healthcare costs for their employees. Also, with the Democrats gaining control of the House of Representatives in late 2018, there is the potential for legislation that would allow Medicare to negotiate prices on various therapies, which could hurt pricing power in the sector. President Trump has indicated he is open to this idea.

Growth stocks led the way over the past year, which runs counter to our style. That said, there were some examples of more traditional value opportunities coming to fruition. It is interesting that three of the worst performing stocks in the Fund for the 2017 fiscal year – Endo, Express Scripts, and Teva – were the three best performing stocks in the latest fiscal year, returning 165.52%, 58.22% and 45.62%, respectively.

The managed care companies, which generally have done a solid job of growing enrollment and controlling expenses, continued their strong multi-year run. Anthem returned 33.36%, UnitedHealth 26.01%, and Aetna 17.95% for the past twelve months.

Poor performers included medical device distributor Owens & Minor and specialty pharmaceutical company Mylan, who are both suffering from pricing pressure, and pharmaceutical distributor Cardinal Health, which is dealing with intensifying competition in its core business.

Biotech has never been an area of major emphasis for the Fund since the valuations tend to be high, but we have been buying there as expectations have come down to more reasonable levels. To be more specific, we have focused our buying in the large profitable biotechs, not the more speculative unprofitable players. We have also added to the pharmaceuticals, which we believe offer long-term opportunity. Some pharma companies have been in the news for agreeing to keep drug prices flat for a time. This is part of the political game they must play in order to keep the regulators at bay.

Thank you for your investment with Oak Associates Funds.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Because the Fund may invest a significant portion of its assets in particular industry sectors which it believes hold the most potential for favorable returns, poor performance or adverse economic events affecting one or more of these overweighted sectors could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

19	1-888-462-5386 | www.oakfunds.com

Live Oak Health Sciences Fund	Performance Update

All data below as of October 31, 2018 (Unaudited)

Fund Data
Ticker	LOGSX
Share Price	$20.21
Total Net Assets	$65.7M
Portfolio Turnover	23%

Sector Allocation^
Health Care	97.0%
Cash & Other Assets	3.0%

Top 10 Holdings^
1.	Amgen, Inc.	7.7%
2.	Express Scripts Holding Company	7.5%
3.	Biogen, Inc.	5.0%
4.	Waters Corporation	4.8%
5.	McKesson Corporation	4.5%
6.	Aetna, Inc.	4.3%
7.	Cardinal Health, Inc.	4.3%
8.	Anthem, Inc.	4.2%
9.	UnitedHealth Group, Inc.	4.1%
10.	DaVita, Inc.	4.0%

^	Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years. Past performance does not guarantee future results. This chart and the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
Live Oak Health Sciences Fund	7.68%	6.36%	9.89%	14.31%
S&P 500® Health Care Index[1]	11.28%	9.43%	12.83%	14.85%
Lipper Health & Biotechnology Funds Average[2]	9.36%	7.16%	12.18%	16.03%

Gross/Net Expense Ratio (per the prospectus dated February 28, 2018): 1.01%

Gross/Net Expense Ratio (as of fiscal year end October 31, 2018): 1.01%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]	Standard & Poor’s is the source and owner of the S&P Index data. [2] Lipper Inc. is the source and owner of the Lipper Classification data. See Pages 18 and 19 for additional disclosure.

Annual Report | October 31, 2018	20

Important Disclosures

As of October 31, 2018 (Unaudited)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

Lipper, a Thomson Reuters Company, is the source and owner of the Lipper Classification data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Lipper Health & Biotechnology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in health care, medicine, and biotechnology.

Lipper Large-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Lipper Multi-Cap Core Funds – Funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-cap core funds typically have average characteristics compared to the S&P SuperComposite 1500 Index.

Lipper Multi-Cap Growth Funds – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in science and technology.

Lipper Small-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

NASDAQ is the source and owner of the NASDAQ Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. NASDAQ is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

Russell 2000® Growth Total Return Index – The Russell 2000® Growth Total Return Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

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Important Disclosures

All data below as of October 31, 2018 (Unaudited)

Russell 3000® Total Return Index – The Russell 3000® Total Return Index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds’ presentation thereof.

S&P 500® Index – is a commonly-recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

S&P 500® Equal Weight Information Technology Index – The S&P 500® Equal Weight Information Technology Index is an unmanaged equal weighted version of the S&P 500® Information Technology Index that consists of the common stocks of the following industries: internet equipment, computers and peripherals, electronic equipment, office electronics and instruments, semiconductor equipment and products, diversified telecommunication services, and wireless telecommunication services that comprise the Information Technology sector of the S&P 500® Index.

S&P 500® Health Care Index – The S&P 500® Health Care Index is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500® Total Return Index – The S&P 500® Total Return Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Investment Definitions

Smart beta defines a set of investment strategies that emphasize the use of alternative index construction rules to traditional market capitalization based indices. Smart beta emphasizes capturing investment factors of market inefficiencies in a rules-based and transparent way.

Correlation is a statistic that measures the degree to which two securities move in relation to each other.

The P/E is the ratio for valuing a company that measures its current share price relative to its per-share earnings. The price-earnings ratio can be calculated as market value per share divided by earnings per share.

The KBW Bank Index is an economic index consisting of the stocks of 24 banking companies. This index serves as a benchmark of the banking sector. This index trades on the Philadelphia Stock Exchange, where it was created.

Book value of an asset is the value at which the asset is carried on a balance sheet and calculated by taking the cost of an asset minus the accumulated depreciation. Book value is also the net asset value of a company, calculated as total assets minus intangible assets and liabilities.

Free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. The ratio is calculated by taking the free cash flow per share divided by the share price.

Annual Report | October 31, 2018	22

Disclosure of Fund Expenses

As of October 31, 2018 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018 through October 31, 2018.

Actual Expenses

The first line of the table for each Fund provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table for each class is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

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Disclosure of Fund Expenses

As of October 31, 2018 (Unaudited)

	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio	Expenses Paid During Period(a)
White Oak Select Growth Fund
Actual Return	$1,000.00	$ 1,008.70	0.94%	$4.74
Hypothetical 5% Return	$1,000.00	$ 1,020.48	0.94%	$4.77
Pin Oak Equity Fund
Actual Return	$1,000.00	$ 992.20	0.95%	$4.76
Hypothetical 5% Return	$1,000.00	$ 1,020.43	0.95%	$4.83
Rock Oak Core Growth Fund
Actual Return	$1,000.00	$ 999.40	1.25%	$6.30
Hypothetical 5% Return	$1,000.00	$ 1,018.91	1.25%	$6.36
River Oak Discovery Fund
Actual Return	$1,000.00	$ 956.10	1.35%	$6.66
Hypothetical 5% Return	$1,000.00	$ 1,018.40	1.35%	$6.87
Red Oak Technology Select Fund
Actual Return	$1,000.00	$ 1,037.80	0.94%	$4.82
Hypothetical 5% Return	$1,000.00	$ 1,020.47	0.94%	$4.78
Black Oak Emerging Technology Fund
Actual Return	$1,000.00	$ 1,011.50	1.14%	$5.79
Hypothetical 5% Return	$1,000.00	$ 1,019.45	1.14%	$5.81
Live Oak Health Sciences Fund
Actual Return	$1,000.00	$ 1,068.20	1.02%	$5.34
Hypothetical 5% Return	$1,000.00	$ 1,020.04	1.02%	$5.22

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | October 31, 2018	24

White Oak Select Growth Fund	Schedule of Investments

As of October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 96.52%
COMMUNICATION SERVICES — 11.87%
Interactive Media & Services — 11.87%
Alphabet, Inc. - Class A (a)	12,680	$13,828,554
Alphabet, Inc. - Class C (a)	16,495	17,761,322
Facebook, Inc. - Class A (a)	40,600	6,162,674
		37,752,550
CONSUMER DISCRETIONARY — 12.24%
Internet & Direct Marketing Retail — 9.65%
Amazon.com, Inc. (a)	19,205	30,689,782

Specialty Retail — 2.59%
Lowe's Companies, Inc. (b)	86,500	8,236,530

CONSUMER STAPLES — 2.36%
Beverages — 2.36%
PepsiCo, Inc.	66,900	7,518,222

FINANCIALS — 22.21%
Capital Markets — 8.71%
Charles Schwab Corporation (The)	454,100	20,997,584
State Street Corporation	97,700	6,716,875
		27,714,459
Commercial Banks — 10.38%
CIT Group, Inc. (b)	177,400	8,405,212
TCF Financial Corporation	519,000	10,836,720
U.S. Bancorp	263,000	13,747,010
		32,988,942
Diversified Financial Services — 0.58%
JPMorgan Chase & Company	17,000	1,853,340

Insurance — 2.54%
Chubb Ltd.	64,600	8,069,186

HEALTH CARE — 20.98%
Biotechnology — 9.08%
Amgen, Inc.	108,000	20,821,320
Gilead Sciences, Inc.	118,500	8,079,330
		28,900,650
Health Care Providers & Services — 3.11%
Express Scripts Holding Company (a)	102,000	9,890,940

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Schedule of Investments	White Oak Select Growth Fund

As of October 31, 2018

	Shares	Fair Value
Pharmaceuticals — 8.79%
Novartis AG - ADR (b)	79,600	$6,961,816
Pfizer, Inc.	375,000	16,147,500
Teva Pharmaceutical Industries Ltd. - ADR (b)	242,000	4,835,160
		27,944,476
INFORMATION TECHNOLOGY — 26.86%
Communications Equipment — 10.21%
Cisco Systems, Inc.	542,000	24,796,500
QUALCOMM, Inc. (b)	122,300	7,691,447
		32,487,947
Internet Software & Services — 1.34%
Salesforce.com, Inc. (a)	31,100	4,268,164

IT Services — 5.06%
Cognizant Technology Solutions Corporation - Class A	129,700	8,953,191
International Business Machines Corporation (IBM)	61,900	7,145,117
		16,098,308
Semiconductors & Semiconductor Equipment — 10.25%
KLA-Tencor Corporation	179,800	16,458,891
Xilinx, Inc.	188,900	16,126,393
		32,585,284
TOTAL COMMON STOCKS (Cost $214,199,389)		306,998,780

Annual Report | October 31, 2018	26

White Oak Select Growth Fund	Schedule of Investments

As of October 31, 2018

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 14.19%
REPURCHASE AGREEMENTS — 3.60%
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 1.97%, dated 10/31/18 and maturing 11/1/18, collateralized by U.S. Treasury Securities with rates ranging from 1.75% to 2.75% and maturity dates ranging from 12/15/20 to 6/30/25 with a par value of $11,858,643 and a collateral value of $11,691,799.	11,462,535	$11,462,535

COLLATERAL FOR SECURITIES LOANED — 10.59%
Mount Vernon Liquid Assets Portfolio, LLC, 2.39% (c)	33,680,316	33,680,316

TOTAL SHORT-TERM INVESTMENTS (Cost $45,142,851)		45,142,851

TOTAL INVESTMENTS — 110.71% (Cost $259,342,240)		352,141,631

Liabilities in Excess of Other Assets — (10.71)%		(34,104,202)

NET ASSETS — 100.00%		$318,037,429

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $33,390,077.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.

ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

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Schedule of Investments	Pin Oak Equity Fund

As of October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 94.64%
COMMUNICATION SERVICES — 13.63%
Entertainment — 4.09%
Twenty-First Century Fox, Inc. - Class B	236,100	$10,666,998

Interactive Media & Services — 9.54%
Alphabet, Inc. - Class A (a)	3,950	4,307,791
Alphabet, Inc. - Class C (a)	12,019	12,941,699
IAC/InterActiveCorp (a)	38,856	7,638,701
		24,888,191
CONSUMER DISCRETIONARY — 11.72%
Auto Components — 2.36%
Gentex Corporation (b)	292,500	6,157,125

Diversified Consumer Services — 2.23%
H&R Block, Inc.	219,000	5,812,260

Internet & Direct Marketing Retail — 5.48%
Amazon.com, Inc. (a)	5,120	8,181,811
eBay, Inc. (a)	210,500	6,110,815
		14,292,626
Textiles, Apparel & Luxury Goods — 1.65%
Hanesbrands, Inc. (b)	251,500	4,315,740

CONSUMER STAPLES — 4.53%
Beverages — 4.53%
PepsiCo, Inc.	105,200	11,822,376

ENERGY — 4.56%
Oil, Gas & Consumable Fuels — 4.56%
Royal Dutch Shell plc - Class A - ADR	35,000	2,211,650
Valero Energy Corporation	106,400	9,691,976
		11,903,626
FINANCIALS — 28.52%
Capital Markets — 9.69%
Bank of New York Mellon Corporation (The)	275,500	13,039,415
Charles Schwab Corporation (The)	264,551	12,232,838
		25,272,253
Commercial Banks — 8.90%
CIT Group, Inc. (b)	126,600	5,998,308
Great Southern Bancorp, Inc.	28,010	1,516,742
International Bancshares Corporation	62,735	2,427,845
SunTrust Banks, Inc.	122,300	7,663,317

Annual Report | October 31, 2018	28

Pin Oak Equity Fund	Schedule of Investments

As of October 31, 2018

	Shares	Fair Value
Commercial Banks (continued)
Wells Fargo & Company	105,400	$5,610,442
		23,216,654
Consumer Finance — 4.84%
Capital One Financial Corporation	94,600	8,447,780
Synchrony Financial	144,300	4,167,384
		12,615,164
Insurance — 5.09%
Assurant, Inc.	38,900	3,781,469
Everest Re Group Ltd.	10,600	2,309,316
Travelers Companies, Inc. (The) (b)	57,400	7,182,462
		13,273,247
HEALTH CARE — 14.77%
Biotechnology — 2.59%
Amgen, Inc.	8,000	1,542,320
Biogen, Inc. (a)	7,100	2,160,317
Celgene Corporation (a)	18,200	1,303,120
Gilead Sciences, Inc.	25,800	1,759,044
		6,764,801
Health Care Providers & Services — 4.59%
DaVita, Inc. (a)	114,300	7,696,962
McKesson Corporation	34,300	4,279,268
		11,976,230
Pharmaceuticals — 7.59%
GlaxoSmithKline plc - ADR	256,800	10,030,608
Roche Holding AG - ADR	177,000	5,373,720
Teva Pharmaceutical Industries Ltd. - ADR (b)	220,000	4,395,600
		19,799,928
INDUSTRIALS — 0.12%
Electrical Equipment — 0.12%
Generac Holdings, Inc. (a)	5,920	300,322

INFORMATION TECHNOLOGY — 15.81%
IT Services — 9.28%
Amdocs Ltd.	127,672	8,077,807
Paychex, Inc.	173,649	11,372,273
Western Union Company (The) (b)	263,000	4,744,520
		24,194,600
Semiconductors & Semiconductor Equipment — 6.53%
KLA-Tencor Corporation	97,700	8,943,458
Xilinx, Inc.	94,800	8,093,076
		17,036,534

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Schedule of Investments	Pin Oak Equity Fund

As of October 31, 2018

	Shares or Principal ($)	Fair Value
MATERIALS — 0.98%
Metals & Mining — 0.98%
Teck Resources Limited - Class B	123,814	$2,559,235

TOTAL COMMON STOCKS (Cost $198,253,209)		246,867,910

SHORT-TERM INVESTMENTS — 17.36%
REPURCHASE AGREEMENTS — 5.59%
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 1.97%, dated 10/31/18 and maturing 11/1/18, collateralized by U.S. Treasury Securities with rates ranging from 1.75% to 2.75% and maturity dates ranging from 12/15/20 to 6/30/25 with a par value of $15,091,520 and a collateral value of $14,879,191.	14,587,426	14,587,426

COLLATERAL FOR SECURITIES LOANED — 11.77%
Mount Vernon Liquid Assets Portfolio, LLC, 2.39% (c)	30,695,452	30,695,452

TOTAL SHORT-TERM INVESTMENTS (Cost $45,282,878)		45,282,878

TOTAL INVESTMENTS — 112.00% (Cost $243,536,087)		292,150,788

Liabilities in Excess of Other Assets — (12.00)%		(31,291,336)

NET ASSETS — 100.00%		$260,859,452

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $30,131,026.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.
ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2018	30

Rock Oak Core Growth Fund	Schedule of Investments

As of October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 95.67%
COMMUNICATION SERVICES — 10.58%
Entertainment — 2.98%
Netflix, Inc. (a)	2,010	$606,578

Interactive Media & Services — 3.60%
Alphabet, Inc. - Class C (a)	530	570,688
Tencent Holdings Ltd. - ADR	4,730	162,381
		733,069
Internet Software & Services — 4.00%
Baidu, Inc. - ADR (a)	4,285	814,407

CONSUMER DISCRETIONARY — 12.37%
Diversified Consumer Services — 3.16%
TAL Education Group - ADR (a)	22,170	642,487

Hotels, Restaurants & Leisure — 2.01%
Wyndham Destinations, Inc.	3,845	137,959
Wyndham Hotels & Resorts, Inc.	5,505	271,341
		409,300
Internet & Direct Marketing Retail — 3.69%
Amazon.com, Inc. (a)	470	751,065

Media — 0.45%
Liberty Media Corporation - Liberty SiriusXM - Series A (a)	2,235	92,171

Textiles, Apparel & Luxury Goods — 3.06%
Ralph Lauren Corporation	4,810	623,424

CONSUMER STAPLES — 2.71%
Beverages — 2.71%
Molson Coors Brewing Company - Class B (b)	8,625	552,000

ENERGY — 4.92%
Energy Equipment & Services — 2.37%
National Oilwell Varco, Inc. (b)	13,125	483,000

Oil, Gas & Consumable Fuels — 2.55%
HollyFrontier Corporation	7,685	518,276

FINANCIALS — 7.27%
Commercial Banks — 2.22%
SunTrust Banks, Inc.	7,200	451,152

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Schedule of Investments	Rock Oak Core Growth Fund

As of October 31, 2018

	Shares	Fair Value
Consumer Finance — 2.92%
Capital One Financial Corporation	6,650	$593,845

Insurance — 2.13%
Hartford Financial Services Group, Inc. (The)	9,565	434,442

HEALTH CARE — 13.70%
Biotechnology — 8.71%
AbbVie, Inc.	6,450	502,133
Biogen, Inc. (a)	2,040	620,711
Gilead Sciences, Inc.	9,550	651,118
		1,773,962
Life Sciences Tools & Services — 2.14%
Illumina, Inc. (a)	1,400	435,610

Pharmaceuticals — 2.85%
Jazz Pharmaceuticals plc (a)	3,655	580,487

INDUSTRIALS — 2.96%
Aerospace & Defense — 2.96%
L3 Technologies, Inc.	3,185	603,462

INFORMATION TECHNOLOGY — 41.16%
Communications Equipment — 4.69%
F5 Networks, Inc. (a)(b)	4,090	716,895
Ubiquiti Networks, Inc. (b)	2,555	237,845
		954,740
Internet Software & Services — 4.10%
iQIYI, Inc. - ADR (a)(b)	13,155	258,364
Salesforce.com, inc. (a)	4,200	576,408
		834,772
IT Services — 13.41%
Alliance Data Systems Corporation	3,520	725,755
Cognizant Technology Solutions Corporation - Class A	9,480	654,404
DXC Technology Company	6,970	507,625
Perspecta, Inc. (b)	18,855	461,759
Worldpay, Inc. - Class A (a)	4,160	382,054
		2,731,597
Semiconductors & Semiconductor Equipment — 1.92%
Qorvo, Inc. (a)(b)	5,325	391,441

Annual Report | October 31, 2018	32

Rock Oak Core Growth Fund	Schedule of Investments

As of October 31, 2018

	Shares	Fair Value
Software — 9.89%
CA, Inc.	18,260	$810,013
Check Point Software Technologies Ltd. (a)(b)	5,365	595,515
HubSpot, Inc. (a)(b)	1,665	225,857
RealPage, Inc. (a)	3,625	192,125
Ultimate Software Group, Inc. (The) (a)	720	191,974
		2,015,484
Technology Hardware, Storage & Peripherals — 7.15%
NetApp, Inc. (b)	8,755	687,180
Seagate Technology plc (b)	11,420	459,427
Western Digital Corporation	7,220	310,965
		1,457,572
TOTAL COMMON STOCKS (Cost $15,732,321)		19,484,343

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Schedule of Investments	Rock Oak Core Growth Fund

As of October 31, 2018

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 27.06%
REPURCHASE AGREEMENTS — 3.70%
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 1.97%, dated 10/31/18 and maturing 11/1/18, collateralized by U.S. Treasury Securities with rates ranging from 1.75% to 2.75% and maturity dates ranging from 12/15/20 to 6/30/25 with a par value of $778,539 and a collateral value of $767,585.	752,534	$752,534

COLLATERAL FOR SECURITIES LOANED — 23.36%
Mount Vernon Liquid Assets Portfolio, LLC, 2.39% (c)	4,757,552	4,757,552

TOTAL SHORT-TERM INVESTMENTS (Cost $5,510,086)		5,510,086

TOTAL INVESTMENTS — 122.73% (Cost $21,242,407)		24,994,429

Liabilities in Excess of Other Assets — (22.73)%		(4,628,964)

NET ASSETS — 100.00%		$20,365,465

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $4,758,375.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.
ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2018	34

River Oak Discovery Fund	Schedule of Investments

As of October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 95.31%
COMMUNICATION SERVICES — 1.12%
Interactive Media & Services — 1.12%
QuinStreet, Inc. (a)	9,100	$144,690

CONSUMER DISCRETIONARY — 14.39%
Diversified Consumer Services — 7.14%
Adtalem Global Education, Inc. (a)	11,810	597,940
American Public Education, Inc. (a)	10,000	327,300
		925,240
Leisure Products — 2.91%
Nautilus, Inc. (a)	30,825	376,990

Specialty Retail — 4.34%
Aaron's, Inc.	11,930	562,261

CONSUMER STAPLES — 6.06%
Beverages — 6.06%
Boston Beer Company, Inc. (The) - Class A (a)(b)	2,555	785,126

FINANCIALS — 18.52%
Capital Markets — 4.09%
AllianceBernstein Holding, L.P.	18,315	529,487

Commercial Banks — 3.70%
Union Bankshares Corporation	14,050	479,667

Insurance — 8.01%
Assurant, Inc.	6,000	583,260
CNO Financial Group, Inc. (b)	24,045	454,451
		1,037,711
Thrifts & Mortgage Finance — 2.72%
Dime Community Bancshares, Inc.	21,870	352,544

HEALTH CARE — 13.51%
Biotechnology — 6.60%
Eagle Pharmaceuticals, Inc. (a)(b)	7,725	380,379
United Therapeutics Corporation (a)(b)	4,275	473,927
		854,306
Health Care Providers & Services — 3.19%
Magellan Health, Inc. (a)	6,350	413,131

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Schedule of Investments	River Oak Discovery Fund

As of October 31, 2018

	Shares	Fair Value
Health Care Technology — 0.65%
NextGen Healthcare, Inc. (a)	5,700	$84,189

Pharmaceuticals — 3.07%
Innoviva, Inc. (a)(b)	28,490	397,720

INDUSTRIALS — 4.62%
Machinery — 1.65%
Kadant, Inc.	2,160	213,192

Professional Services — 2.97%
Barrett Business Services, Inc.	6,101	383,875

INFORMATION TECHNOLOGY — 32.96%
Electronic Equipment, Instruments & Components — 7.58%
Hollysys Automation Technologies Limited	15,500	297,910
KEMET Corporation (a)	23,135	503,881
SYNNEX Corporation	2,313	179,477
		981,268
Semiconductors & Semiconductor Equipment — 18.55%
Advanced Energy Industries, Inc. (a)	8,570	368,767
Cirrus Logic, Inc. (a)	13,650	511,056
Cohu, Inc.	5,625	117,000
Kulicke & Soffa Industries, Inc.	25,285	514,044
Silicon Motion Technology Corporation - ADR	10,095	379,471
SolarEdge Technologies, Inc. (a)(b)	13,225	512,204
		2,402,542
Software — 6.83%
FireEye, Inc. (a)(b)	23,005	425,362
Paylocity Holding Corporation (a)	2,040	134,212
Verint Systems, Inc. (a)	3,720	169,892
Workiva, Inc. (a)	4,530	154,428
		883,894
MATERIALS — 4.13%
Paper & Forest Products — 4.13%
Mercer International, Inc.	35,145	534,555

TOTAL COMMON STOCKS (Cost $9,555,242)		12,342,388

Annual Report | October 31, 2018	36

River Oak Discovery Fund	Schedule of Investments

As of October 31, 2018

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 29.05%
MONEY MARKET FUNDS — 0.01%
Fidelity Investments Money Market Government Portfolio - Class I, 2.06% (c)	1,169	$1,169

REPURCHASE AGREEMENTS — 12.74%
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 1.97%, dated 10/31/18 and maturing 11/1/18, collateralized by U.S. Treasury Securities with rates ranging from 1.75% to 2.75% and maturity dates ranging from 12/15/20 to 6/30/25 with a par value of $1,706,124 and a collateral value of $1,682,120.	1,649,135	1,649,135

COLLATERAL FOR SECURITIES LOANED — 16.30%
Mount Vernon Liquid Assets Portfolio, LLC, 2.39% (c)	2,111,526	2,111,526

TOTAL SHORT-TERM INVESTMENTS (Cost $3,761,830)		3,761,830

TOTAL INVESTMENTS — 124.36% (Cost $13,317,072)		16,104,218

Liabilities in Excess of Other Assets — (24.36)%		(3,154,105)

NET ASSETS — 100.00%		$12,950,113

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,964,121.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.
ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

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Schedule of Investments	Red Oak Technology Select Fund

As of October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 97.90%
COMMUNICATION SERVICES — 15.76%
Interactive Media & Services — 15.76%
Alphabet, Inc. - Class A (a)	17,490	$19,074,244
Alphabet, Inc. - Class C (a)	25,996	27,991,713
Facebook, Inc. - Class A (a)	143,225	21,740,123
IAC/InterActiveCorp (a)	86,200	16,946,058
		85,752,138
CONSUMER DISCRETIONARY — 6.32%
Internet & Direct Marketing Retail — 6.32%
Amazon.com, Inc. (a)	15,400	24,609,354
eBay, Inc. (a)	336,300	9,762,789
		34,372,143
INFORMATION TECHNOLOGY — 75.82%
Communications Equipment — 9.21%
Cisco Systems, Inc.	598,000	27,358,500
Juniper Networks, Inc.	436,000	12,761,720
QUALCOMM, Inc. (b)	159,000	9,999,510
		50,119,730
Electronic Equipment, Instruments & Components — 1.38%
Corning, Inc. (b)	236,000	7,540,200

IT Services — 9.29%
Accenture plc - Class A	78,300	12,341,646
Alliance Data Systems Corporation (b)	41,500	8,556,470
DXC Technology Company	82,300	5,993,909
International Business Machines Corporation (IBM)	79,900	9,222,857
Total System Services, Inc.	158,200	14,419,930
		50,534,812
Semiconductors & Semiconductor Equipment — 12.98%
Intel Corporation	553,800	25,962,144
KLA-Tencor Corporation	195,900	17,932,686
Skyworks Solutions, Inc. (b)	113,970	9,888,037
Xilinx, Inc.	197,800	16,886,186
		70,669,053
Software — 27.58%
CA, Inc. (b)	361,000	16,013,960
Check Point Software Technologies Ltd. (a)(b)	156,300	17,349,300
Citrix Systems, Inc. (a)(b)	40,000	4,098,800
Dell Technologies, Inc. - Class V (a)	7,657	692,116
Microsoft Corporation	280,200	29,928,163
Oracle Corporation	428,100	20,908,404
Red Hat, Inc. (a)	155,200	26,638,528
Synopsys, Inc. (a)	163,000	14,593,390

Annual Report | October 31, 2018	38

Red Oak Technology Select Fund	Schedule of Investments

As of October 31, 2018

	Shares or Principal ($)	Fair Value
Software (continued)
VMware, Inc. - Class A (a)(b)	140,600	$19,879,434
		150,102,095
Technology Hardware, Storage & Peripherals — 15.38%
Apple, Inc.	127,520	27,909,027
Hewlett Packard Enterprise Company	386,500	5,894,125
HP, Inc.	451,500	10,899,210
NetApp, Inc. (b)	252,500	19,818,725
Seagate Technology plc	307,400	12,366,702
Western Digital Corporation (b)	157,600	6,787,832
		83,675,621
TOTAL COMMON STOCKS (Cost $364,842,406)		532,765,792

SHORT-TERM INVESTMENTS — 10.95%
REPURCHASE AGREEMENTS — 2.15%
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 1.97%, dated 10/31/18 and maturing 11/1/18, collateralized by U.S. Treasury Securities with rates ranging from 1.75% to 2.75% and maturity dates ranging from 12/15/20 to 6/30/25 with a par value of $12,111,469 and a collateral value of $11,941,068.	11,706,916	11,706,916

COLLATERAL FOR SECURITIES LOANED — 8.80%
Mount Vernon Liquid Assets Portfolio, LLC, 2.39% (c)	47,868,166	47,868,166

TOTAL SHORT-TERM INVESTMENTS (Cost $59,575,082)		59,575,082

TOTAL INVESTMENTS — 108.85% (Cost $424,417,488)		592,340,874

Liabilities in Excess of Other Assets — (8.85)%		(48,137,551)

NET ASSETS — 100.00%		$544,203,323

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $47,969,684.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

39	1-888-462-5386 | www.oakfunds.com

Schedule of Investments	Black Oak Emerging Technology Fund

As of October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 93.99%
COMMUNICATION SERVICES — 10.71%
Interactive Media & Services — 6.50%
Facebook, Inc. - Class A (a)	6,125	$929,714
QuinStreet, Inc. (a)(b)	25,935	412,367
Tencent Holdings Ltd. - ADR	30,480	1,046,378
		2,388,459
Internet Software & Services — 4.21%
Baidu, Inc. - ADR (a)	8,150	1,548,989

FINANCIALS — 2.28%
Capital Markets — 2.28%
Blucora, Inc. (a)(b)	28,975	837,957

HEALTH CARE — 5.41%
Health Care Technology — 1.49%
NextGen Healthcare, Inc. (a)	37,045	547,155

Life Sciences Tools & Services — 3.92%
Illumina, Inc. (a)	4,635	1,442,180

INFORMATION TECHNOLOGY — 75.59%
Communications Equipment — 12.22%
F5 Networks, Inc. (a)(b)	8,805	1,543,340
Palo Alto Networks, Inc. (a)(b)	5,900	1,079,936
QUALCOMM, Inc. (b)	18,620	1,171,012
Ubiquiti Networks, Inc. (b)	7,480	696,313
		4,490,601
Electronic Equipment, Instruments & Components — 1.19%
KEMET Corporation (a)	20,000	435,600

Internet Software & Services — 4.80%
iQIYI, Inc. - ADR (a)(b)	21,150	415,386
Salesforce.com, inc. (a)	9,825	1,348,383
		1,763,769
IT Services — 11.94%
Alliance Data Systems Corporation (b)	3,500	721,630
Cognizant Technology Solutions Corporation - Class A	9,600	662,688
CSG Systems International, Inc.	5,255	184,451
DXC Technology Company	19,950	1,452,958
Perficient, Inc. (a)	29,165	729,708
Perspecta, Inc. (b)	9,975	244,288

Annual Report | October 31, 2018	40

Black Oak Emerging Technology Fund	Schedule of Investments

As of October 31, 2018

	Shares	Fair Value
IT Services (continued)
Science Applications International Corporation (b)	5,665	$393,774
		4,389,497
Semiconductors & Semiconductor Equipment — 11.48%
Cirrus Logic, Inc. (a)(b)	26,800	1,003,392
Cohu, Inc.	16,025	333,320
Diodes, Inc. (a)	16,535	499,192
Lam Research Corporation (b)	7,205	1,021,164
Qorvo, Inc. (a)(b)	7,800	573,378
Silicon Motion Technology Corporation - ADR	20,940	787,135
		4,217,581
Software — 17.05%
CA, Inc.	28,450	1,262,042
Citrix Systems, Inc. (a)(b)	16,090	1,648,743
Dell Technologies, Inc. - Class V (a)	4,803	434,143
Fortinet, Inc. (a)	18,440	1,515,399
HubSpot, Inc. (a)(b)	3,250	440,863
LogMeIn, Inc.	1	86
Paylocity Holding Corporation (a)	5,855	385,200
Ultimate Software Group, Inc. (The) (a)	1,405	374,615
Workiva, Inc. (a)	6,000	204,540
		6,265,631
Technology Hardware, Storage & Peripherals — 16.91%
Apple, Inc.	14,000	3,064,040
NetApp, Inc. (b)	25,785	2,023,865
Seagate Technology plc (b)	28,045	1,128,250
		6,216,155
TOTAL COMMON STOCKS (Cost $21,029,263)		34,543,574

41	1-888-462-5386 | www.oakfunds.com

Schedule of Investments	Black Oak Emerging Technology Fund

As of October 31, 2018

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 39.22%
MONEY MARKET FUNDS — 0.06%
Fidelity Investments Money Market Government Portfolio - Class I, 2.06% (c)	22,945	$22,945

REPURCHASE AGREEMENTS — 5.92%
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 1.97%, dated 10/31/18 and maturing 11/1/18, collateralized by U.S. Treasury Securities with rates ranging from 1.75% to 2.75% and maturity dates ranging from 12/15/20 to 6/30/25 with a par value of $2,250,820 and a collateral value of $2,219,153.	2,175,637	2,175,637

COLLATERAL FOR SECURITIES LOANED — 33.24%
Mount Vernon Liquid Assets Portfolio, LLC, 2.39% (c)	12,214,857	12,214,857

TOTAL SHORT-TERM INVESTMENTS (Cost $14,413,439)		14,413,439

TOTAL INVESTMENTS — 133.21% (Cost $35,442,702)		48,957,013

Liabilities in Excess of Other Assets — (33.21)%		(12,204,087)

NET ASSETS — 100.00%		$36,752,926

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $12,163,836.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.
ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2018	42

Live Oak Health Sciences Fund	Schedule of Investments

As of October 31, 2018

	Shares	Fair Value
COMMON STOCKS — 96.93%
HEALTH CARE — 96.93%
Biotechnology — 19.10%
Amgen, Inc.	26,200	$5,051,098
Biogen, Inc. (a)	10,850	3,301,330
Celgene Corporation (a)	28,500	2,040,600
Gilead Sciences, Inc.	31,700	2,161,306
		12,554,334
Health Care Equipment & Supplies — 3.38%
Medtronic plc	13,796	1,239,157
Stryker Corporation	6,060	983,053
		2,222,210
Health Care Providers & Services — 42.19%
Aetna, Inc.	14,300	2,837,120
Anthem, Inc.	10,010	2,758,456
Cardinal Health, Inc. (b)	55,400	2,803,240
Cigna Corporation	10,700	2,287,767
CVS Health Corp. (b)	16,500	1,194,435
DaVita, Inc. (a)	39,400	2,653,196
Express Scripts Holding Company (a)	51,000	4,945,470
McKesson Corporation	23,550	2,938,098
Owens & Minor, Inc. (b)	87,080	687,932
Quest Diagnostics, Inc.	20,800	1,957,488
UnitedHealth Group, Inc.	10,200	2,665,770
		27,728,972
Life Sciences Tools & Services — 8.27%
Charles River Laboratories International, Inc. (a)(b)	18,600	2,265,852
Waters Corporation (a)	16,700	3,167,823
		5,433,675
Pharmaceuticals — 23.99%
Endo International PLC (a)	127,000	2,151,380
GlaxoSmithKline plc - ADR	64,300	2,511,558
Johnson & Johnson	14,700	2,057,853
Mylan N.V. (a)	28,000	875,000
Novartis AG - ADR (b)	14,600	1,276,916
Novo Nordisk A/S - ADR	18,000	777,240
Pfizer, Inc.	57,500	2,475,950
Sanofi - ADR	49,692	2,222,226
Teva Pharmaceutical Industries Ltd. - ADR (b)	70,800	1,414,584
		15,762,707
TOTAL COMMON STOCKS (Cost $49,862,583)		63,701,898

43	1-888-462-5386 | www.oakfunds.com

Schedule of Investments	Live Oak Health Sciences Fund

As of October 31, 2018

	Shares or Principal ($)	Fair Value
SHORT-TERM INVESTMENTS — 13.47%
REPURCHASE AGREEMENTS — 3.12%
Tri-Party Repurchase Agreement with South Street Securities Wachovia Tri-Party, 1.97%, dated 10/31/18 and maturing 11/1/18, collateralized by U.S. Treasury Securities with rates ranging from 1.75% to 2.75% and maturity dates ranging from 12/15/20 to 6/30/25 with a par value of $2,121,685 and a collateral value of $2,091,834.	2,050,815	$2,050,815

COLLATERAL FOR SECURITIES LOANED — 10.35%
Mount Vernon Liquid Assets Portfolio, LLC, 2.39% (c)	6,799,658	6,799,658

TOTAL SHORT-TERM INVESTMENTS (Cost $8,850,473)		8,850,473

TOTAL INVESTMENTS — 110.40% (Cost $58,713,056)		72,552,371

Liabilities in Excess of Other Assets — (10.40)%		(6,834,913)

NET ASSETS — 100.00%		$65,717,458

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $6,130,003.
(c)	Rate disclosed is the seven day effective yield as of October 31, 2018.
ADR — American Depositary Receipt.

The sectors shown on the schedule of investments are based on the Global Industry Classification Standard, or GICS® (“GICS”). The GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Ultimus Fund Solutions, LLC.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2018	44

Statements of Assets and Liabilities

October 31, 2018

	White Oak Select Growth Fund	Pin Oak Equity Fund
ASSETS
Investment securities at value (cost $259,342,240, $243,536,087, $21,242,407, $13,317,072, $424,417,488, $35,442,702 and $58,713,056), including $33,390,077, $30,131,026, $4,758,375, $1,964,121, $47,969,684, $12,163,836 and $6,130,003 of securities on loan at value	$352,141,631	$292,150,788
Receivable for fund shares sold	111,985	120,481
Receivable for investments sold	—	1,946,616
Dividends and interest receivable	41,100	175,181
Tax reclaims receivable	9,432	—
Prepaid expenses and other assets	27,042	25,279
Total Assets	352,331,190	294,418,345

LIABILITIES
Payable for fund shares redeemed	67,490	225,944
Payable for investments purchased	278,094	2,418,162
Payable for collateral upon return of securities loaned	33,680,316	30,695,452
Investment advisory fees payable	206,220	167,376
Administration fees payable	12,183	10,093
Transfer agent fees payable	6,910	3,416
Trustee fees payable	716	421
Other accrued expenses	41,832	38,029
Total Liabilities	34,293,761	33,558,893
NET ASSETS	$318,037,429	$260,859,452

Net Assets consist of:
Paid-in capital (unlimited authorization - no par value)	$220,979,625	$205,896,478
Accumulated earnings	97,057,804	54,962,974
Net Assets	$318,037,429	$260,859,452

Total shares outstanding at end of year	3,551,575	3,941,502

Net asset value, offering and redemption price per share (net assets/shares outstanding)	$89.55	$66.18

The accompanying notes are an integral part of the financial statements.

45	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$24,994,429	$16,104,218	$592,340,874	$48,957,013	$72,552,371
146,375	—	550,799	2,250	40
—	—	—	—	190,556
6,247	3,367	114,959	137	15,523
—	—	—	—	16,923
6,321	7,692	37,842	58,986	14,340
25,153,372	16,115,277	593,044,474	49,018,386	72,789,753

—	—	419,454	2,000	21,925
—	1,028,569	101,071	—	181,508
4,757,552	2,111,526	47,868,166	12,214,857	6,799,658
9,911	5,104	347,870	24,077	42,784
876	506	21,142	1,519	2,507
1,313	1,321	5,967	3,050	1,952
—	—	1,279	59	47
18,255	18,138	76,202	19,898	21,914
4,787,907	3,165,164	48,841,151	12,265,460	7,072,295
$20,365,465	$12,950,113	$544,203,323	$36,752,926	$65,717,458

$16,501,544	$8,464,320	$353,793,179	$19,840,873	$44,348,005
3,863,921	4,485,793	190,410,144	16,912,053	21,369,453
$20,365,465	$12,950,113	$544,203,323	$36,752,926	$65,717,458

1,196,374	815,439	20,234,041	6,929,568	3,252,454

$17.02	$15.88	$26.90	$5.30	$20.21

Annual Report | October 31, 2018	46

Statements of Operations

For the Year Ended October 31, 2018

	White Oak Select Growth Fund	Pin Oak Equity Fund
INVESTMENT INCOME
Dividends	$4,806,019	$4,092,475
Securities lending income	49,383	65,530
Interest	74,796	224,897
Less: Foreign withholding tax	(2,410)	(24,457)
Total Investment Income	4,927,788	4,358,445

EXPENSES
Investment adviser	2,330,733	1,771,950
Administration	140,725	107,299
Sub transfer agent	130,398	131,085
Transfer agent	81,219	48,859
Legal	52,489	39,149
Trustee	42,341	31,997
Report printing	34,320	30,570
Registration	23,504	29,110
Insurance	17,246	16,427
Audit	16,950	16,950
Custodian	13,547	11,439
Pricing	867	999
Miscellaneous	47,363	37,643
Total Expenses	2,931,702	2,273,477
Less: Investment advisory fees waived	—	—
Net Expenses	2,931,702	2,273,477
Net Investment Income (Loss)	1,996,086	2,084,968

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	2,262,324	4,339,946
Net realized gain on foreign currency transactions	—	521
Net change in unrealized appreciation (depreciation) of investment securities	21,829,929	3,337,705
Net Realized and Unrealized Gain (Loss) on Investments	24,092,253	7,678,172
Net Increase (Decrease) in Net Assets from Operations	$26,088,339	$9,763,140

The accompanying notes are an integral part of the financial statements.

47	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$177,356	$107,993	$6,594,246	$305,185	$1,039,886
6,487	14,839	114,074	22,307	17,322
11,610	2,564	289,482	5,527	19,661
(506)	—	—	(1,690)	(10,960)
194,947	125,396	6,997,802	331,329	1,065,909

108,422	127,359	3,922,429	290,965	476,208
6,607	6,333	237,854	17,634	28,836
3,725	881	368,927	14,192	28,179
16,540	16,501	67,888	36,542	23,871
2,974	2,458	87,122	6,694	10,742
2,017	1,864	71,002	5,229	8,462
2,925	2,700	56,341	6,413	8,938
20,008	22,372	29,891	20,345	21,727
601	871	35,718	2,368	4,411
16,950	16,950	16,950	16,950	16,950
955	948	22,178	1,752	3,818
567	638	655	396	556
12,201	12,242	60,507	18,104	18,100
194,492	212,117	4,977,462	437,584	650,798
(10,982)	(21,180)	—	—	—
183,510	190,937	4,977,462	437,584	650,798
11,437	(65,541)	2,020,340	(106,255)	415,111

100,462	1,791,329	20,930,556	3,543,071	7,854,061
—	—	—	—	—
348,065	(2,213,091)	30,202,118	(284,298)	(3,623,412)
448,527	(421,762)	51,132,674	3,258,773	4,230,649
$459,964	$(487,303)	$53,153,014	$3,152,518	$4,645,760

Annual Report | October 31, 2018	48

Statements of Changes in Net Assets

	White Oak Select Growth Fund		Pin Oak Equity Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017 (a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017 (a)
INVESTMENT ACTIVITIES
Net investment income (loss)	$1,996,086	$2,349,148	$2,084,968	$1,335,787
Net realized gain on investment securities transactions and foreign currency translations	2,262,324	8,295,682	4,340,467	2,689,948
Net change in unrealized appreciation (depreciation) of investments securities	21,829,929	45,890,230	3,337,705	27,089,478
Net Increase (Decrease) in Net Assets Resulting from Operations	26,088,339	56,535,060	9,763,140	31,115,213

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(1,959,985)	(2,687,021)	(3,931,119)	(2,727,493)
Total Distributions	(1,959,985)	(2,687,021)	(3,931,119)	(2,727,493)

CAPITAL TRANSACTIONS
Proceeds from shares sold	34,747,330	9,104,353	85,564,499	160,255,640
Reinvestment of distributions	1,853,766	2,549,043	3,718,183	2,531,718
Amount paid for shares redeemed	(28,349,774)	(28,276,793)	(56,340,651)	(79,018,102)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	8,251,322	(16,623,397)	32,942,031	83,769,256

Total Increase (Decrease) in Net Assets	32,379,676	37,224,642	38,774,052	112,156,976

NET ASSETS
Beginning of year	285,657,753	248,433,111	222,085,400	109,928,424
End of year	$318,037,429	$285,657,753	$260,859,452	$222,085,400

SHARE TRANSACTIONS
Shares sold	371,788	121,717	1,236,349	2,675,663
Shares issued in reinvestment of distributions	21,755	35,222	57,124	43,411
Shares redeemed	(310,187)	(372,460)	(837,302)	(1,294,183)
Net Increase (Decrease) in Shares Outstanding	83,356	(215,521)	456,171	1,424,891

The accompanying notes are an integral part of the financial statements.

49	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund		River Oak Discovery Fund		Red Oak Technology Select Fund
For the Year Ended October 31, 2018	For the Year Ended October 31, 2017 (a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017 (a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017 (a)

$11,437	$16,734	$(65,541)	$(87,733)	$2,020,340	$1,542,758
100,462	608,663	1,791,329	806,237	20,930,556	30,088,617
348,065	1,339,646	(2,213,091)	2,037,268	30,202,118	85,094,923
459,964	1,965,043	(487,303)	2,755,772	53,153,014	116,726,298

(527,828)	(54,642)	(757,851)	—	(31,959,428)	(3,525,555)
(527,828)	(54,642)	(757,851)	—	(31,959,428)	(3,525,555)

14,935,944	278,335	440,737	189,919	160,609,152	343,894,387
440,165	45,524	421,980	—	30,741,091	3,369,836
(4,125,730)	(446,548)	(1,094,929)	(839,975)	(154,635,759)	(163,233,228)
11,250,379	(122,689)	(232,212)	(650,056)	36,714,484	184,030,995

11,182,515	1,787,712	(1,477,366)	2,105,716	57,908,070	297,231,738

9,182,950	7,395,238	14,427,479	12,321,763	486,295,253	189,063,515
$20,365,465	$9,182,950	$12,950,113	$14,427,479	$544,203,323	$486,295,253

829,344	18,955	25,461	11,769	5,980,250	16,048,396
28,054	3,347	25,375	—	1,248,623	166,823
(232,511)	(31,372)	(63,676)	(50,885)	(5,856,727)	(7,164,293)
624,887	(9,070)	(12,840)	(39,116)	1,372,146	9,050,926

Annual Report | October 31, 2018	50

Statements of Changes in Net Assets

	Black Oak Emerging Technology Fund		Live Oak Health Sciences Fund
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017 (a)	For the Year Ended October 31, 2018	For the Year Ended October 31, 2017 (a)
INVESTMENT ACTIVITIES
Net investment income (loss)	$(106,255)	$(79,372)	$415,111	$328,909
Net realized gain on investment securities transactions and foreign currency translations	3,543,071	2,784,419	7,854,061	3,783,940
Net change in unrealized appreciation (depreciation) of investments securities	(284,298)	4,037,379	(3,623,412)	3,979,817
Net Increase (Decrease) in Net Assets Resulting from Operations	3,152,518	6,742,426	4,645,760	8,092,666

DISTRIBUTIONS TO SHAREHOLDERS FROM
Earnings	(2,734,659)	(1,315,530)	(4,004,136)	(1,222,423)
Total Distributions	(2,734,659)	(1,315,530)	(4,004,136)	(1,222,423)

CAPITAL TRANSACTIONS
Proceeds from shares sold	1,433,312	1,335,137	7,733,552	15,901,469
Reinvestment of distributions	2,385,442	1,152,138	3,641,204	1,107,629
Amount paid for shares redeemed	(4,751,050)	(3,541,104)	(11,045,950)	(15,191,665)
Net Increase (Decrease) in Net Assets Resulting from Capital Transactions	(932,296)	(1,053,829)	328,806	1,817,433

Total Increase (Decrease) in Net Assets	(514,437)	4,373,067	970,430	8,687,676

NET ASSETS
Beginning of year	37,267,363	32,894,296	64,747,028	56,059,352
End of year	$36,752,926	$37,267,363	$65,717,458	$64,747,028

SHARE TRANSACTIONS
Shares sold	258,443	275,090	379,797	833,815
Shares issued in reinvestment of distributions	472,365	249,381	187,788	60,825
Shares redeemed	(863,496)	(716,020)	(555,809)	(780,477)
Net Increase (Decrease) in Shares Outstanding	(132,688)	(191,549)	11,776	114,163

The accompanying notes are an integral part of the financial statements.

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(a)

For the year ended October 31, 2017, distributions to shareholders from earnings consisted of $2,687,021 from net investment income for White Oak Select Growth Fund, $827,884 from net investment income and $1,899,609 from net realized gains for Pin Oak Equity Fund, $54,642 from net investment income for Rock Oak Core Growth Fund, $993,217 from net investment income and $2,532,338 from net realized gains for Red Oak Technology Select Fund, $9,364 from net investment income and $1,306,166 from net realized gains for Black Oak Emerging Technology Fund, and $315,656 from net investment income and $906,767 from net realized gains for Live Oak Health Sciences Fund.

As of October 31, 2017, accumulated undistributed net investment income (loss) was $1,945,902, $1,168,801, $5,990, $(81,754), $1,413,839, $59,141 and $240,261 for White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund, respectively.

Annual Report | October 31, 2018	52

Financial Highlights

For a share outstanding throughout each year

	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Realized and Unrealized Gain (Loss) in Securities	Total From Operations	Dividends from Net Investment Income
White Oak Select Growth Fund
For the year ended October 31, 2018	$82.36	$0.58	$7.18	$7.76	$(0.57)
For the year ended October 31, 2017	67.44	0.65	15.00	15.65	(0.73)
For the year ended October 31, 2016	65.21	0.66	1.99	2.65	(0.42)
For the year ended October 31, 2015	60.34	0.94	4.90	5.84	(0.97)
For the year ended October 31, 2014	53.66	0.35	6.57	6.92	(0.24)

Pin Oak Equity Fund
For the year ended October 31, 2018	$63.72	$0.59	$3.05	$3.64	$(0.37)
For the year ended October 31, 2017	53.35	0.40	11.15	11.55	(0.36)
For the year ended October 31, 2016	52.45	0.43	2.38	2.81	(0.40)
For the year ended October 31, 2015	49.76	0.54	2.77	3.31	(0.53)
For the year ended October 31, 2014	43.07	0.30	6.67	6.97	(0.28)

Rock Oak Core Growth Fund
For the year ended October 31, 2018	$16.07	$0.01	$1.86	$1.87	$(0.01)
For the year ended October 31, 2017	12.74	0.03	3.40	3.43	(0.10)
For the year ended October 31, 2016	12.64	0.18	0.31	0.49	(0.10)
For the year ended October 31, 2015	14.21	— (c)	(0.54)	(0.54)	(0.04)
For the year ended October 31, 2014	15.04	0.05	2.06	2.11	(0.06)

River Oak Discovery Fund
For the year ended October 31, 2018	$17.42	$(0.08)	$(0.54)	$(0.62)	$—
For the year ended October 31, 2017	14.21	(0.10)	3.31	3.21	—
For the year ended October 31, 2016	13.76	(0.06)	0.53	(0.47)	(0.02)
For the year ended October 31, 2015	17.72	(0.04)	(0.13)	(0.17)	—
For the year ended October 31, 2014	17.70	(0.13)	1.59	1.46	—

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.
(c)	Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

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Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Year	Total Return(b)	Net Assets End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate

$— (c)	$(0.57)	$89.55	9.46%	$318,037	0.93%	0.63%	0.93%	14%
—	(0.73)	82.36	23.36%	285,658	0.98%	0.86%	0.98%	13%
—	(0.42)	67.44	4.07%	248,433	1.06%	1.03%	1.06%	14%
—	(0.97)	65.21	9.84%	257,652	1.06%	1.52%	1.06%	9%
—	(0.24)	60.34	12.94%	256,221	1.10%	0.61%	1.10%	1%

$(0.81)	$(1.18)	$66.18	5.75%	$260,859	0.95%	0.87%	0.95%	12%
(0.82)	(1.18)	63.72	21.86%	222,085	0.98%	0.66%	0.98%	8%
(1.51)	(1.91)	53.35	5.54%	109,928	1.08%	0.86%	1.08%	10%
(0.09)	(0.62)	52.45	6.76%	98,976	1.10%	1.09%	1.10%	15%
—	(0.28)	49.76	16.25%	94,316	1.13%	0.64%	1.13%	5%

$(0.91)	$(0.92)	$17.02	12.15%	$20,365	1.25%	0.08%	1.32%	14%
—	(0.10)	16.07	27.02%	9,183	1.25%	0.20%	1.51%	31%
(0.29)	(0.39)	12.74	3.98%	7,395	1.25%	0.48%	1.65%	11%
(0.99)	(1.03)	12.64	(4.04%)	7,807	1.25%	0.03%	1.52%	32%
(2.88)	(2.94)	14.21	15.89%	8,491	1.25%	0.33%	1.58%	29%

$(0.92)	$(0.92)	$15.88	(3.82%)	$12,950	1.35%	(0.46%)	1.50%	43%
—	—	17.42	22.59%	14,427	1.35%	(0.63%)	1.41%	43%
—	(0.02)	14.21	3.39%	12,322	1.35%	(0.40%)	1.51%	21%
(3.79)	(3.79)	13.76	(1.27%)	12,582	1.35%	(0.28%)	1.45%	17%
(1.44)	(1.44)	17.72	8.69%	13,915	1.35%	(0.71%)	1.48%	96%

Annual Report | October 31, 2018	54

Financial Highlights

For a share outstanding throughout each year

	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Realized and Unrealized Gain (Loss) in Securities	Total From Operations	Dividends from Net Investment Income
Red Oak Technology Select Fund
For the year ended October 31, 2018	$25.78	$0.10	$2.72	$2.82	$(0.10)
For the year ended October 31, 2017	19.27	0.09	6.71	6.80	(0.08)
For the year ended October 31, 2016	17.17	0.20	2.62	2.82	(0.19)
For the year ended October 31, 2015	16.22	0.20	0.91	1.11	(0.16)
For the year ended October 31, 2014	13.74	0.06	2.48	2.54	(0.06)

Black Oak Emerging Technology Fund
For the year ended October 31, 2018	$5.28	$(0.01)	$0.42	$0.41	$—
For the year ended October 31, 2017	4.53	(0.01)	0.94	0.93	— (c)
For the year ended October 31, 2016	4.26	0.01	0.39	0.40	—
For the year ended October 31, 2015	4.25	(0.03)	0.04	0.01	—
For the year ended October 31, 2014	3.58	(0.01)	0.68	0.67	—

Live Oak Health Sciences Fund
For the year ended October 31, 2018	$19.98	$0.13	$1.35	$1.48	$(0.09)
For the year ended October 31, 2017	17.93	0.10	2.33	2.43	(0.10)
For the year ended October 31, 2016	21.65	0.11	(0.33)	(0.22)	(0.67)
For the year ended October 31, 2015	22.25	0.14	1.51	1.65	(0.13)
For the year ended October 31, 2014	18.83	0.13	4.11	4.24	(0.13)

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.
(c)	Less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

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Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Year	Total Return(b)	Net Assets End of Year (000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate

$(1.60)	$(1.70)	$26.90	11.56%	$544,203	0.94%	0.38%	0.94%	9%
(0.21)	(0.29)	25.78	35.76%	486,295	0.97%	0.38%	0.97%	16%
(0.53)	(0.72)	19.27	17.14%	189,064	1.09%	1.17%	1.09%	6%
—	(0.16)	17.17	6.91%	131,001	1.11%	1.19%	1.11%	4%
—	(0.06)	16.22	18.54%	142,273	1.15%	0.41%	1.15%	7%

$(0.39)	$(0.39)	$5.30	8.12%	$36,753	1.11%	(0.27%)	1.11%	19%
(0.18)	(0.18)	5.28	21.16%	37,267	1.17%	(0.22%)	1.17%	39%
(0.13)	(0.13)	4.53	9.59%	32,894	1.28%	0.22%	1.28%	35%
—	—	4.26	0.24%	32,298	1.25%	(0.61%)	1.25%	17%
—	—	4.25	18.72%	34,139	1.31%	(0.32%)	1.31%	41%

$(1.16)	$(1.25)	$20.21	7.68%	$65,717	1.01%	0.65%	1.01%	23%
(0.28)	(0.38)	19.98	13.78%	64,747	1.02%	0.50%	1.02%	14%
(2.83)	(3.50)	17.93	(1.85%)	56,059	1.11%	0.59%	1.11%	14%
(2.12)	(2.25)	21.65	8.02%	53,172	1.08%	0.62%	1.08%	28%
(0.69)	(0.82)	22.25	23.36%	50,248	1.12%	0.64%	1.12%	15%

Annual Report | October 31, 2018	56

Notes to Financial Statements

As of October 31, 2018

1. ORGANIZATION:

The Oak Associates Funds (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with seven diversified funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (collectively referred to as “Funds” and individually referred to as a “Fund”). The investment objective of each Fund is to seek long-term capital growth. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objective, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies” including FASB Accounting Standard Update ASU 2013-08. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of contingent assets and liabilities in the financial statements and the reported amounts of income and expenses during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon the sale of the securities.

Security Valuation – Investments in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the NASDAQ national market system are valued at the official closing price; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates fair value, in the absence of a current quoted bid price. Investments in repurchase agreements are generally valued at par each business day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”) as determined by those funds each business day.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Board of Trustees has determined to delegate responsibility for pricing and fair valuation determinations for portfolio securities to Funds’ adviser, Oak Associates, Ltd. (“Oak” or the “Adviser”), subject to oversight of the Board of Trustees. Oak may, in turn and subject to its oversight, delegate pricing of securities for which market prices are readily available to the Funds’ administrator. All fair valuation determinations shall be made by Oak’s Fair Value Committee (the “Committee”), in accordance with policies and procedures established by the Board of Trustees and subject to oversight of the Board. Oak and the administrator have established and maintain policies and procedures

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Notes to Financial Statements

As of October 31, 2018

reasonably designed to ensure that their pricing and valuation policies and procedures conform to the requirements of the Funds’ Fair Value Procedures. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. If applicable, any foreign capital gains taxes are accrued, net of unrealized gains, and are payable upon the sale of such investments.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable allocation method.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. A custody agreement in connection with the Master Repurchase Agreement defines eligible securities for collateral in relation to each repurchase agreement. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines or if the counter-party enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited. At fiscal year-end, certain Funds had investments in repurchase agreements. The gross value and related collateral received for those investments are presented in each applicable Fund’s Schedule of Investments. The value of the related collateral received exceeded the value of the repurchase agreements as of the period end.

Master Agreements and Netting Arrangements – Certain Funds may participate in various repurchase agreements, such as, but not limited to Master Repurchase Agreements, which govern the terms of certain transactions with select counterparties (collectively “Master Agreements”). These Master Agreements generally include provisions for general obligations, agreements, representations, collateral and provisions for events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions. The netting arrangements are generally tied to credit related events that if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination or default event, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty.

Annual Report | October 31, 2018	58

Notes to Financial Statements

As of October 31, 2018

Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. An election made by a counterparty to terminate a transaction early under a Master Agreement could have an adverse impact on a Fund’s financial statements. Master Agreements can also help limit counterparty risk by requiring collateral posting arrangements at pre-arranged exposure levels. Collateral under the Master Agreements is usually in the form of cash, U.S. Treasury or U.S. Government agency securities, but may include other types of securities. There can be no assurance that the Master Agreements will be successful in limiting credit or counterparty risk.

Securities Lending – The Trust has entered into a Securities Lending Agreement (“SLA”) with U.S. Bank National Association (the “Agent”). Under the terms of the SLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities and letters of credit. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC (“Mount Vernon”), as noted in the Funds’ Schedules of Investments. Mount Vernon seeks to maximize current income to the extent consistent with the preservation of capital and liquidity; and to maintain a stable NAV of $1.00. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. The contractual maturity of repurchase agreements are on an overnight and continuous basis. Cash and cash equivalent collateral on securities lending transactions are on an overnight and continuous basis.

The following is a summary of each Funds’ securities lending agreements and related cash and non-cash collateral received as of October 31, 2018:

	Market Value of Securities on Loan	Cash Collateral Received
White Oak Select Growth Fund	$33,390,077	$33,680,316
Pin Oak Equity Fund	30,131,026	30,695,452
Rock Oak Core Growth Fund	4,758,375	4,757,552
River Oak Discovery Fund	1,964,121	2,111,526
Red Oak Technology Select Fund	47,969,684	47,868,166
Black Oak Emerging Technology Fund	12,163,836	12,214,857
Live Oak Health Sciences Fund	6,130,003	6,799,658

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either accumulated earnings, or from paid-in capital, depending upon the type of book/tax differences that may exist.

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Notes to Financial Statements

As of October 31, 2018

3. FAIR VALUE MEASUREMENTS:

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability including assumptions about risk. Inputs may be observable and unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

The three-tier hierarchy is summarized as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date, including but not limited to:

Equity Securities – investments for which market quotations are readily available that are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded.

Investment Companies – investments in open-end registered investment companies which are valued at their closing NAV.

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities inactive markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability, including but not limited to:

Repurchase Agreements – investments in overnight tri-party repurchase agreements which are valued at par.

All Securities – quoted prices for similar securities, including matrix pricing; quoted prices based on recently executed transactions; adjusted quoted prices based on observable and formulaic inputs; or, prices using other observable correlated market inputs.

Level 3 – Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset and liability at the measurement date, including but not limited to:

All Securities – modeling or manual pricing based on the Adviser’s own assumptions in determining fair value of investments; or, the significant use of other unobservable or very stale inputs within fair valuation.

Annual Report | October 31, 2018	60

Notes to Financial Statements

As of October 31, 2018

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2018:

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Common Stocks	$306,998,780	$—	$—	$306,998,780
Short Term Investments
Repurchase Agreements	—	11,462,535	—	11,462,535
Collateral for Securities Loaned*	—	—	—	33,680,316
Total	$306,998,780	$11,462,535	$—	$352,141,631

	Level 1	Level 2	Level 3	Total
PIN OAK EQUITY FUND
Common Stocks	$246,867,910	$—	$—	$246,867,910
Short Term Investments
Repurchase Agreements	—	14,587,426	—	14,587,426
Collateral for Securities Loaned*	—	—	—	30,695,452
Total	$246,867,910	$14,587,426	$—	$292,150,788

	Level 1	Level 2	Level 3	Total
ROCK OAK CORE GROWTH FUND
Common Stocks	$19,484,343	$—	$—	$19,484,343
Short Term Investments
Repurchase Agreement	—	752,534	—	752,534
Collateral for Securities Loaned*	—	—	—	4,757,552
Total	$19,484,343	$752,534	$—	$24,994,429

	Level 1	Level 2	Level 3	Total
RIVER OAK DISCOVERY FUND
Common Stocks	$12,342,388	$—	$—	$12,342,388
Short Term Investments
Money Market Funds	1,169	—	—	1,169
Repurchase Agreements	—	1,649,135	—	1,649,135
Collateral for Securities Loaned*	—	—	—	2,111,526
Total	$12,343,557	$1,649,135	$—	$16,104,218

	Level 1	Level 2	Level 3	Total
RED OAK TECHNOLOGY SELECT FUND
Common Stocks	$532,765,792	$—	$—	$532,765,792
Short Term Investments
Repurchase Agreements	—	11,706,916	—	11,706,916
Collateral for Securities Loaned*	—	—	—	47,868,166
Total	$532,765,792	$11,706,916	$—	$592,340,874

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Notes to Financial Statements

As of October 31, 2018

	Level 1	Level 2	Level 3	Total
BLACK OAK EMERGING TECHNOLOGY FUND
Common Stocks	$34,543,574	$—	$—	$34,543,574
Short Term Investments
Money Market Funds	22,945	—	—	22,945
Repurchase Agreements	—	2,175,637	—	2,175,637
Collateral for Securities Loaned*	—	—	—	12,214,857
Total	$34,566,519	$2,175,637	$—	$48,957,013

	Level 1	Level 2	Level 3	Total
LIVE OAK HEALTH SCIENCES FUND
Common Stocks	$63,701,898	$—	$—	$63,701,898
Short Term Investments
Repurchase Agreements	—	2,050,815	—	2,050,815
Collateral for Securities Loaned*	—	—	—	6,799,658
Total	$63,701,898	$2,050,815	$—	$72,552,371

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

The above tables are presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments. There were no Level 3 securities held during the period.

4. FEES AND OTHER RELATED PARTY TRANSACTIONS:

The Trust and the Adviser are parties to an Investment Advisory Agreement, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund, except for the River Oak Discovery Fund for which the Adviser receives 0.90% of the average daily net assets of the Fund. The Adviser has contractually agreed through February 28, 2019, to waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit Fund total operating expenses (excluding taxes, brokerage commissions, and “Acquired Fund” Fees and expenses, as applicable) to not more than 1.25% of the average daily net assets of the White Oak Select Growth Fund, Pin Oak Equity Fund and Rock Oak Core Growth Funds, and 1.35% of the average daily net assets of the River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund.

Annual Report | October 31, 2018	62

Notes to Financial Statements

As of October 31, 2018

The following table lists the contractual advisory fees and fee waivers that were in effect during the fiscal year ended October 31, 2018:

Advisory Fees as a Percentage of Average Net Assets
Fund	Annual Rate	Fee Waiver	Net Annual Rate
White Oak Select Growth Fund	0.74%		0.74%
Pin Oak Equity Fund	0.74%		0.74%
Rock Oak Core Growth Fund	0.74%	(0.07)%	0.67%
River Oak Discovery Fund	0.90%	(0.15)%	0.75%
Red Oak Technology Select Fund	0.74%		0.74%
Black Oak Emerging Technology Fund	0.74%		0.74%
Live Oak Health Sciences Fund	0.74%		0.74%

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Funds with administration, fund accounting and transfer agency services, including all regulatory reporting. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing its portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as the principal underwriter to each Fund. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and trustees of the Trust are also officers of the Adviser, Ultimus and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers or trustees to the Trust.

5. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the fiscal year ended October 31, 2018 were as follows:

Fund	Purchases	Sales
White Oak Select Growth Fund	$43,280,144	$44,087,753
Pin Oak Equity Fund	56,755,231	26,627,471
Rock Oak Core Growth Fund	11,903,144	1,965,230
River Oak Discovery Fund	5,708,917	7,180,345
Red Oak Technology Select Fund	57,771,165	45,258,798
Black Oak Emerging Technology Fund	7,019,764	12,697,902
Live Oak Health Sciences Fund	14,099,932	17,435,610

6. FEDERAL INCOME TAXES AND TAX BASIS INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds has qualified and intends to continue to qualify as a separate “regulated investment company” under Sub–chapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

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Notes to Financial Statements

As of October 31, 2018

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to differences in the treatment of net operating losses and certain other investments.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

Fund	Accumulated Earnings	Paid-in Capital
River Oak Discovery Fund	$54,612	$(54,612)

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$1,942,559	$17,426	$1,959,985
Pin Oak Equity Fund	1,241,110	2,690,009	3,931,119
Rock Oak Core Growth Fund	5,990	521,838	527,828
River Oak Discovery Fund	—	757,851	757,851
Red Oak Technology Select Fund	3,856,358	28,103,070	31,959,428
Black Oak Emerging Technology Fund	—	2,734,659	2,734,659
Live Oak Health Sciences Fund	318,235	3,685,902	4,004,137

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total
White Oak Select Growth Fund	$2,687,021	$—	$2,687,021
Pin Oak Equity Fund	832,560	1,894,933	2,727,493
Rock Oak Core Growth Fund	54,642	—	54,642
River Oak Discovery Fund	—	—	—
Red Oak Technology Select Fund	1,009,412	2,516,143	3,525,555
Black Oak Emerging Technology Fund	170,204	1,145,326	1,315,530
Live Oak Health Sciences Fund	315,656	906,767	1,222,423

Annual Report | October 31, 2018	64

Notes to Financial Statements

As of October 31, 2018

As of October 31, 2018, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Net Investment Income	Accumulated Capital Gain (Loss)	Unrealized Appreciation/ (Depreciation)	Cumulative Effect of Timing Differences	Total
White Oak Select Growth Fund	$1,539,027	$2,259,091	$93,259,686	$—	$97,057,804
Pin Oak Equity Fund	1,429,893	4,340,050	49,193,031	—	54,962,974
Rock Oak Core Growth Fund	—	100,469	3,803,466	(40,014)	3,863,921
River Oak Discovery Fund	—	1,745,947	2,838,853	(99,007)	4,485,793
Red Oak Technology Select Fund	910,770	20,580,391	168,918,983	—	190,410,144
Black Oak Emerging Technology Fund	—	3,465,522	13,636,047	(189,516)	16,912,053
Live Oak Health Sciences Fund	587,719	7,287,274	13,494,460	—	21,369,453

As of October 31, 2018, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to wash sales and return of capital adjustments and partnership basis adjustments.

The Rock Oak Core Growth Fund, River Oak Discovery Fund and Black Oak Emerging Technology Fund elected to defer to the year ending October 31, 2019, late year ordinary losses in the amount of $40,014, $99,007 and $189,516, respectively.

At October 31, 2018, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

Fund	Federal Tax Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
White Oak Select Growth Fund	$258,881,945	$105,200,488	$(11,940,802)	$93,259,686
Pin Oak Equity Fund	242,957,757	52,923,962	(3,730,931)	49,193,031
Rock Oak Core Growth Fund	21,190,963	4,220,805	(417,339)	3,803,466
River Oak Discovery Fund	13,265,365	3,119,872	(281,019)	2,838,853
Red Oak Technology Select Fund	423,421,891	181,002,878	(12,083,895)	168,918,983
Black Oak Emerging Technology Fund	35,320,966	14,238,715	(602,668)	13,636,047
Live Oak Health Sciences Fund	59,057,911	18,660,580	(5,166,120)	13,494,460

Management evaluates the Funds’ tax positions to determine if the taken tax positions meet the minimum recognition threshold by measuring and recognizing tax liabilities in the Financial Statements. The threshold is established by accounting for uncertainties in income tax positions, taken or expected. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

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Notes to Financial Statements

As of October 31, 2018

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the fiscal year ended October 31, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years (current and prior three tax years) for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATION OF CREDIT RISK AND OWNERSHIP:

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the information technology sector. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the health care, medicine and life sciences industries. Therefore, each of these Funds may be more affected by economic developments in those sectors than a general equity fund would be.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

As of October 31, 2018, the James D. Oelschlager Trust owned 58.48% of the River Oak Discovery Fund.

8. TRUSTEE AND OFFICERS FEES:

As of October 31, 2018, there were five Trustees, three of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). Effective January 1, 2016, each Independent Trustee receives a retainer at an annual rate of $30,000 per year. Also effective January 1, 2016, each Independent Trustee is also paid a fee of $3,500 for each meeting of the Board of Trustees attended or participated in person, and/or is also paid $1,000 per attendance at each telephonic board meeting, as applicable. Each Independent Trustee is paid $4,000 per telephonic or in-person meeting at which they receive and review preliminary materials provided in connection with the annual continuation of the advisory agreement in accordance with Section 15(c) of the 1940 Act. The chairperson of the Audit Committee receives an additional retainer of $1,000 per calendar quarter during which an Audit Committee Meeting is held and the Lead Independent Trustee receives an additional retainer of $3,500 per calendar quarter. The increases in scheduled fees paid to the Independent Trustees that became effective on January 1, 2016, as described above, were implemented over three calendar years at a rate of one-third of the total increase each year.

Annual Report | October 31, 2018	66

Notes to Financial Statements

As of October 31, 2018

The Independent Trustees who do not serve as chairpersons of the applicable Board committee are not paid an additional fee from the Trust for attendance at and/or participation in such meetings of the various committees of the Board. The Independent Trustees are also reimbursed for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust, although they may be reimbursed for meeting-related expenses.

9. INDEMNIFICATIONS:

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. RECENT ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820, “Fair Value Measurement” (“ASC 820”). ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Fund has adopted ASU 2018-13 with these financial statements.

11. SUBSEQUENT EVENTS:

On December 11, 2018, The Funds declared an ordinary dividend, short-term capital gains and long-term capital gains, which were payable on December 12, 2018. Please see the below table for the distribution amounts:

Fund	Ordinary Dividend	Short-Term Capital Gain	Long-Term Capital Gain
White Oak Select Growth Fund	$0.542353	$—	$0.634848
Pin Oak Equity Fund	0.620904	—	1.145814
Rock Oak Core Growth Fund	0.002259	—	0.087254
River Oak Discovery Fund	—	—	2.168335
Red Oak Technology Select Fund	0.109637	0.017281	1.015311
Black Oak Emerging Technology Fund	—	—	0.505685
Live Oak Health Sciences Fund	0.134582	0.118899	2.232051

The Red Oak Technology Select Fund will pay out an ordinary income dividend to shareholders of record of the Fund as of close of business on December 27, 2018. The amount of the ordinary income dividend is to be determined and paid on December 28, 2018.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Oak Associates Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds, comprising White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund (the “Funds”) as of October 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2009.

COHEN & COMPANY, LTD.
Cleveland, Ohio
December 20, 2018

Annual Report | October 31, 2018	68

Additional Information

As of October 31, 2018 (Unaudited)

1. UNAUDITED TAX INFORMATION:

The White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 100%, 100%, 0%, 100%, 0% and 100%, respectively, of the income dividends distributed between January 1, 2017 and December 31, 2017, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

Pursuant to Section 854(b)(2) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designate 100%, 100%, 100%, 0%, 100%, 0% and 89%, respectively, of the ordinary income dividends distributed between January 1, 2017 and December 31, 2017, as qualifying for the corporate dividends received deduction.

In early 2018, if applicable, shareholders of record should have received this information for the distributions paid to them by the Fund during the calendar year 2017 via Form 1099. The Fund will notify shareholders in early 2019 of amounts paid to them by the Fund, if any, during the calendar year 2018.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund designated $17,426, $2,690,009, $521,838, $757,851, $28,103,070, $2,734,659 and $3,685,902 as long-term capital gain dividends, respectively.

2. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge, upon request: (1) by calling the Fund at 1-888-462-5386; and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

3. QUARTERLY PORTFOLIO HOLDINGS

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Funds’ complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Funds’ fiscal quarter.

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OAK ASSOCIATES FUNDS

This Page Intentionally Left Blank

Additional Information

As of October 31, 2018 (Unaudited)

TRUSTEES OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)(2)	Number of Portfolios in Fund Complex Overseen by Board Member(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Board Member(4)
J. John Canon (83)	Trustee	17	7	Retired. Member of Board, Proconex (process control equipment), 1985 – 2007; President and Chairman of the Board, Synergistic Partners, Inc. (technology for information management), 1975 – 1999.	None
James D. Oelschlager(5) (76)	Trustee, Chairman	17	7	Managing Member, President, CO-CIO (since October 9, 2014); CIO and Founder of Oak Associates, ltd. since 1985.	None
John G. Stimpson(5) (76)	Trustee	17	7	Retired since 1993. Board of Directors, Morgan Stanley Trust Company, 1988 – 1993; Director of International Equity Sales and Equity Sales Manager, Salomon Brothers (New York) from 1985 – 1993.	None
Pauline F. Ramig (78)	Trustee	10	7	Financial Planning Practitioner, Ramig Financial Planning since 1991.	None
Michael R. Shade (70)	Trustee	10	7	Attorney at Law; Partner, Shade & Shade since December, 1979.	None

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Additional Information

As of October 31, 2018 (Unaudited)

[1]

Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45426.

[2]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]

The “Oak Associates Funds Complex” consists of all series of the Trust for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2018, the Oak Associates Funds Complex consisted of 7 Funds.

[4]

Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

[5]

Messrs. Oelschlager and Stimpson are considered “interested” persons of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

Annual Report | October 31, 2018	72

Additional Information

As of October 31, 2018 (Unaudited)

OFFICERS OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)	Number of Portfolios in Fund Complex Overseen by Board Member	Principal Occupation(s) During Past Five Years	Other Directorships Held
Charles A. Kiraly(2) (48)	President/ Chief Executive Officer	4	N/A	Director of Mutual Fund Operations at Oak Associates, ltd. since July 2014; Vice President and Senior Fund Administrator at PNC Capital Advisors, LLC from August 2006 to June 2014.	N/A
Margaret L. Ballinger(2) (65)	Chief Compliance Officer	3	N/A	Chief Compliance Officer since December 2014 and Chief Operating Officer since 1996 for Oak Associates, ltd. Co-founder of Oak Associates, ltd. In 1985.	N/A
Bryan W. Ashmus (45)	Treasurer	1	N/A

Vice President and Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to present); Vice President and Manager of Financial Administration, Huntington Asset Services, Inc. (n/k/a Ultimus Asset Services, LLC) (September 2013 to December 2015)

					N/A
Maggie Bull (52)	Secretary	1	N/A	Senior Attorney, Ultimus Fund Solutions, LLC (June 2017 to present); Chief Compliance Officer and Legal Counsel, Meeder Funds, Meeder Investment Management (2011 – 2016).

[1]	Each Officer may be contacted in writing to the Officer c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

[2]	Mr. Kiraly and Ms. Ballinger are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.

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Additional Information

As of October 31, 2018 (Unaudited)

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386 or on the Funds’ website at www.oakfunds.com.

Annual Report | October 31, 2018	74

Oak Associates Funds

Privacy Policy

Oak Associates Funds recognizes and respects the privacy concerns of our shareholders. The Funds collect nonpublic personal information about you in the course of doing business and providing you with individualized service. “Nonpublic personal information” is personally identifiable financial information about you. We do not sell your personal information to anyone and we do not disclose it to anyone except as permitted or required by law or as described in this policy.

INFORMATION WE COLLECT

●	Information we receive from you on applications and other forms (such as your name, birth date, address and social security number);
●	Information about the transactions in your accounts;
●	Information about any bank account you use for transfers between your bank account and your Oak Associates accounts; and
●	Information we receive about you as a result of your inquiries by mail, email and telephone.

INFORMATION WE SHARE

Oak Associates Funds only discloses your nonpublic personal information as required or permitted by law. The Funds may disclose this information:

●	So that we may complete transactions you authorize or request; and
●

So that we may provide you with information about Oak Associates Funds products and services; we may disclose information to companies that provide services to us, such as transfer agents or printers and mailers that prepare and distribute materials to you.

INFORMATION SECURITY

Within Oak Associates Funds, access to your information is restricted to the individuals who need to know the information to service your account. Each Fund conducts its business through its trustees, officers and third party service providers, pursuant to agreements with the Fund. The Fund and its service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your information. In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with nonaffiliated third parties by that entity.

TO PROTECT YOUR PRIVACY

We recommend that you do not provide your account information or Oak Associates Funds user name or password to anyone. If you become aware of any suspicious activity relating to your account, please contact us immediately at 1-888-462-5386.

QUESTIONS

Should you have any questions regarding the Funds’ Privacy Policy, please call
1-888-462-5386

OAK ASSOCIATES FUNDS

CONTACT US

By Mail
Oak Associates Funds
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

By Telephone 1-888-462-5386 Monday through Friday, 8:00 a.m. to 6:00 p.m. ET

On The Web www.oakfunds.com
Click on the My Oak Account section to take advantage of these features:

●	Trade Online
●	Access and Update Account Information
●	Go Paperless with eDelivery
●	View and download account history
●	Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Form N-Q is available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Commission’s website at http://www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by Ultimus Fund Distributors, LLC

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $84,000

Fiscal year ended 2017: $84,000

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $0

Fiscal year ended 2017: $0

Fees for 2018 and 2017 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $21,000

Fiscal year ended 2017: $15,750

Fees for 2018 and 2017 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2018: $0

Fiscal year ended 2017: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Not Applicable.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by the applicable principal account for the two most recent fiscal years:

Fiscal year ended 2018: $0

Fiscal year ended 2017: $0

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Oak Associates Funds

By (Signature and Title)*		/s/ Charles A. Kiraly
Charles A. Kiraly, President

Date	1/3/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Charles A. Kiraly
Charles A. Kiraly, President and Principal Executive Officer

Date	1/3/2019

By (Signature and Title)*		/s/ Bryan Ashmus
Bryan Ashmus, Treasurer and Principal Financial Officer

Date	1/3/2019